UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-02090

Invesco Bond Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: February 28
Date of reporting period: February 28, 2026

Item 1. Reports to Stockholders.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940, as amended (the “Act”) is as follows:
(b) Not applicable.

Annual Report to Shareholders	February 28, 2026
Invesco Bond Fund
NYSE:
VBF

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

5	Notice of Important Change

7	Dividend Reinvestment Plan

9	Schedule of Investments

34	Financial Statements

37	Financial Highlights

38	Notes to Financial Statements

45	Report of Independent Registered Public Accounting Firm

46	Tax Information

47	Additional Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2026, Invesco Bond Fund (the Fund), at net asset value (NAV), underperformed its benchmark, the Bloomberg Baa U.S. Corporate Bond Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/25 to 2/28/26
Fund at NAV	6.70%
Fund at Market Value	4.45
Bloomberg Baa U.S. Corporate Bond Index ▼ (Broad Market/Style-Specific Index)	6.76
Market Price Discount to NAV as of 2/28/26	-7.22

Source(s): ▼ RIMES Technologies Corp.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end
performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

 Since the Fund is a
closed-end
management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Fund
During the fiscal year ended February 28, 2026, the corporate bond market continued to benefit from generally supportive fundamentals. Resilient economic growth, stable corporate balance sheets, and a broadly constructive credit environment helped keep credit spreads near historically tight levels for much of the fiscal year. While there were intermittent episodes of modest spread widening as macro conditions evolved, the overall backdrop remained favorable for corporate issuers. Because the Fund holds predominantly corporate bonds, it benefited from this environment.
 Treasury yields were volatile throughout the fiscal year as markets digested shifting expectations around the path of monetary policy. Although inflation continued to moderate, the pace of disinflation was uneven, and the US Federal Reserve (the Fed) maintained a cautious stance. The labor market remained generally healthy, though signs of gradual cooling emerged as hiring slowed and job openings trended lower. Wage growth continued to moderate, suggesting that labor-market pressures were easing even as overall employment conditions stayed supportive of economic activity.
 Security selection within the investment grade industrials and financials sectors contributed to relative performance. These sectors benefited from solid credit fundamentals, healthy corporate balance sheets, and a supportive economic backdrop. Sector allocation to emerging market sovereigns also added to relative performance. Emerging markets were supported by a weakening US dollar, which helped attract capital flows and improved sentiment toward the asset class.
 Selection within US Treasuries, particularly in longer-maturity bonds, detracted from relative performance amid an elevated rates environment. Higher long-term yields weighed on total returns for these positions. Security selection within the high yield industrials sub-sector
detracted from relative performance. Issuer-specific factors and uneven performance across the high yield market contributed to this result.
 The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained in-line
with the broad market/style-specific benchmark, on average. We believe buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.
 Part of the Fund’s strategy in seeking to manage currency risk in the portfolio during the fiscal year entailed purchasing and selling currency derivatives. Management of currency risk was carried out via currency forwards on an as-needed
basis, and we believe it was effective in managing the currency positioning within the Fund during the fiscal year. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.
 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because of interest rate volatility to combat inflation. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and/or the market price of the Fund’s shares.
 Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

Portfolio manager(s):
Matt Brill
Chuck Burge
Michael Hyman
Todd Schomberg
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment
Fund and index data from 2/29/16

1 Source: RIMES Technologies Corp.
Past performance cannot guarantee future results.
 Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Bond Fund

Average Annual Total Returns
As of 2/28/26
	NAV	Market
10 Years	4.24%	4.06%
5 Years	0.89	0.40
1 Year	6.70	4.45
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end
performance.
 Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

4	Invesco Bond Fund

Supplemental Information
∎	Unless otherwise stated, information presented in this report is as of February 28, 2026, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The Bloomberg Baa U.S. Corporate Bond Index measures the Baa-rated, fixed-rate, taxable corporate bond market.
∎
The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Fund’s Governing Documents
At a meeting held on March
9-11,
2026, the Fund’s Board of Trustees (the “Board”) approved changes to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s Amended and Restated Bylaws (the “Bylaws”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Declaration of Trust or Bylaws, as applicable.
The following is a summary of certain of these changes and is qualified in its entirety by the Declaration of Trust and Bylaws. For clarity, the below provisions restate the relevant sentence(s) in their entirety from the amended Declaration of Trust or Bylaws, as applicable; however, not all of the language within the relevant sentence(s) may be new or amended.
This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Declaration of Trust
The Fund’s Declaration of Trust was amended to provide as follows:
∎
In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, relating to, or in connection with, the Governing Instrument, the Fund, any Shares, or any class or series of Shares, including any claim of any nature against the Fund, any Shares, any class or series of Shares, any Trustee, or any officer of the Fund, whether arising under the Governing Instrument, the Delaware Act, or otherwise, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, provided, however, that unless the Fund consents in writing to the selection of an alternative forum, the United States District Court for the District of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws, including the 1933 Act and the 1940 Act.
∎
The Trustees may construe any of the provisions of the Declaration of Trust and/or Bylaws insofar as the same may appear to be ambiguous or inconsistent with any other provision hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Bylaws
The Fund’s Bylaws were amended to provide as follows:
∎
Subject to any applicable requirements or interpretations of the 1940 Act, any meeting, regular or special, may be held in person, by telephone or online, or through other means, so long as all persons participating in the meeting can hear one another, and all such persons shall be deemed to be present in person at such meeting for purposes of the Delaware Act and, to the extent permitted, the 1940 Act.
∎
Notwithstanding anything to the contrary in these Bylaws, the Trustees or the officers of the Fund may determine at any time, including, without limitation, after the calling of any meeting of Shareholders, that any meeting of Shareholders be held solely by means of remote communication or both at a physical location and by means of remote communication. Notwithstanding anything to the contrary in these Bylaws, if it is determined after notice of the meeting has been delivered to Shareholders that participation by Shareholders in the meeting shall or may be conducted by means of remote communication, announcement of such change may be made at any time by press release or any other means as may be permitted or required by applicable law.
∎
At all meetings of the Shareholders, every Record Owner entitled to vote on a matter to be voted on by such Shares shall be entitled to vote on such matter at such meeting either in person or by written proxy signed by the Record Owner or by his duly authorized attorney in fact. A Record Owner may duly authorize such attorney in fact through written or electronic communication.
∎
Subject to any guidelines and procedures that the Trustees or the officers of the Fund may adopt, any meeting at which Shareholders or proxyholders are permitted to participate by means of remote communication shall be conducted in accordance with the following, except to the extent otherwise permitted by the federal securities laws and the rules thereunder applicable to the Fund, including any exemptive, interpretive or other relief (including no-action
relief) or guidance issued by the Commission or the Staff of the Commission:
  – The Fund shall implement reasonable measures to verify that each person considered present and authorized to vote at the meeting by means of remote communication is a Shareholder or proxy-holder;
  – The Fund shall implement reasonable measures to provide the Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings; and
  – In the event any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action shall be maintained by the Fund.
∎
In advance of any meeting of Shareholders, the Trustees, or at any such meeting, the Trustees or the chair of the meeting, may appoint one or more persons to act as Inspectors of Election at the meeting or any adjournment thereof. Unless otherwise instructed by the Trustees, or by the chair of the meeting, the Inspectors of Election shall (a) determine (i) the number of Shares outstanding on the record date and entitled to vote and the number of such Shares represented at the meeting, (ii) the existence of a quorum, and (iii) the authenticity, validity and effect of proxies; (b) receive votes, ballots or consents; (c) hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) count and tabulate all votes and consents and determine the results; and (e) take such other actions as may be proper to conduct the election or vote, all in accordance with applicable law.
∎
Any Shareholder desiring to nominate any person or persons (as the case may

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Bond Fund

be) for election as a Trustee or Trustees of the Fund shall deliver, as part of such Shareholder Notice each Proposed Nominee’s written representation that he or she meets all applicable legal requirements relevant to service as a Trustee, including, but not limited to, the rules adopted by the principal listing exchange (if any) upon which Shares are listed, Rule
10A-3
under the Exchange Act (or any successor provision thereto), Article
2-01
of Regulation
S-X
under the Exchange Act with respect to the Fund’s independent registered public accounting firm (or any successor provision thereto) and any other criteria established by the 1940 Act related to service as a trustee of a management investment company or the permitted composition of the board of trustees of a management investment company, together with information regarding such Proposed Nominee that will be sufficient, in the discretion of the Trustees, to examine such representation. For the avoidance of doubt, a Proposed Nominee is not required to qualify as an audit committee financial expert of the Fund, as defined in the applicable regulations.
∎
Each Proposed Nominee shall:
  – Agree to comply with the policies and guidelines adopted by the Independent Trustees that govern their actions as Trustees of the Fund (the “Independent Trustee Policies”). Refusal by a Proposed Nominee to abide by such Independent Trustee Policies will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
  – If requested by the Trustees, consent to and cooperate with a background screening conducted by a background screening company with experience in conducting background screenings of public company directors selected by the Trustees. Refusal by a Proposed Nominee to cooperate with such a background screening will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
  – If requested by the Trustees, sit for an interview with one or more Trustees or their representatives, which interview may, in the discretion of the Trustees, be conducted by means of remote communication. Refusal by a Proposed Nominee to participate in such interview will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
∎
Notwithstanding the foregoing provisions of this Article and without limiting the generality of any other requirements herein, unless otherwise required by law, (1) if the Shareholder or a qualified representative of the Shareholder (“Shareholder Representative”) does not appear at the annual meeting of Shareholders of the Fund to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Fund and (2) a Shareholder shall be disqualified from bringing any business proposed to be brought before a meeting if any of the information in such Shareholder’s notice, or provided in connection therewith, is not correct and complete or if such Shareholder does not comply fully with the representations in such notice. If the annual meeting is held in person (even if a virtual option is also available), then the Shareholder or the Shareholder Representative must attend the meeting in person to present the nominations or the proposal. For purposes of this Article, “Shareholder Representative” must either be (i) a duly authorized officer, manager or partner of such Shareholder, and the Shareholder Representative must deliver an incumbency certificate evidencing such position to the acting secretary at the meeting, or (ii) authorized by a writing executed by such Shareholder to act as proxy for the Shareholder at the meeting, and the Shareholder Representative must deliver a copy of such writing to the acting secretary at the meeting.
∎
The Trustees may construe any of the provisions of the Bylaws insofar as the same may appear to be ambiguous or inconsistent with any other provision hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.
The Fund’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Fund’s Secretary, c/o Invesco Advisers, Inc., 11 Greenway Plaza, Suite 1000 Houston, TX 77046.

6	Invesco Bond Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end
Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
∎
Add to your account:
You may increase your shares in your Fund easily and automatically with the Plan.
∎
Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition , transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎
Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at
invesco.com/closed-end.

∎
Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting
invesco.com/closed-end,
by calling toll-free 800 341 2929 or by notifying us in writing at Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the
Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium - a market price that is higher than its NAV - you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount - a market price that is lower than its NAV - you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
 Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/
closed-end
or by writing to Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your
non-certificated
whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting $2.50 per account and a brokerage charge.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
 To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit
invesco.com/closed-end.

7	Invesco Bond Fund

Fund Information

Portfolio Composition
By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	85.13%
U.S. Treasury Securities	5.32
Asset-Backed Securities	3.45
Preferred Stocks	3.38
Variable Rate Senior Loan Interests	1.35
Security Types Each Less Than 1% of Portfolio	0.18
Money Market Funds Plus Other Assets Less Liabilities	1.19
Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury	5.33%
2. Oracle Corp.	1.84
3. Foundry JV Holdco LLC	1.69
4. Goldman Sachs Group, Inc. (The)	1.44
5. HSBC Holdings PLC	1.32
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings, if any.
Data presented here are as of February 28, 2026.

8	Invesco Bond Fund

Schedule of Investments
(a)
February 28, 2026

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–85.13%
Advertising–0.60%
Clear Channel Outdoor Holdings, Inc.,
7.13%, 02/15/2031 (b)	$29,000	$30,668

7.50%, 03/15/2033 (b)	29,000	31,322

Lamar Media Corp., 5.38%, 11/01/2033 (b)	4,000	4,013

Omnicom Group, Inc.,
4.20%, 03/02/2029	83,000	83,196

4.75%, 03/30/2030	81,000	82,615

5.00%, 06/02/2033	415,000	415,259

5.30%, 06/02/2036	505,000	501,476

		1,148,549

Aerospace & Defense–1.21%
BAE Systems PLC (United Kingdom), 5.13%, 03/26/2029 (b)	200,000	207,227

Boeing Co. (The),
6.30%, 05/01/2029	16,000	17,054

6.53%, 05/01/2034	25,000	28,038

5.81%, 05/01/2050	90,000	90,421

5.93%, 05/01/2060	125,000	125,458

General Dynamics Corp., 4.95%, 08/15/2035	25,000	25,867

Hexcel Corp., 5.88%, 02/26/2035	14,000	14,934

Howmet Aerospace, Inc.,
3.75%, 03/03/2028	137,000	136,867

3.90%, 04/15/2029	43,000	43,050

4.85%, 10/15/2031	10,000	10,384

4.75%, 04/15/2036	91,000	91,320

Huntington Ingalls Industries, Inc.,
5.35%, 01/15/2030	16,000	16,608

5.75%, 01/15/2035	48,000	51,365

L3Harris Technologies, Inc.,
5.40%, 07/31/2033	17,000	17,916

5.60%, 07/31/2053	18,000	18,133

Lockheed Martin Corp.,
4.40%, 08/15/2030	67,000	68,255

4.75%, 02/15/2034	44,000	45,231

4.80%, 08/15/2034	5,000	5,120

4.30%, 06/15/2062	18,000	14,608

5.90%, 11/15/2063	27,000	28,523

Northrop Grumman Corp., 4.95%, 03/15/2053	18,000	16,585

RTX Corp.,
5.75%, 01/15/2029	31,000	32,596

6.00%, 03/15/2031	18,000	19,540

5.15%, 02/27/2033	83,000	86,885

6.10%, 03/15/2034	59,000	65,253

6.40%, 03/15/2054	39,000	43,611

Textron, Inc., 4.95%, 03/15/2036	115,000	115,639

	Principal
	Amount	Value

Aerospace & Defense–(continued)
TransDigm, Inc.,
6.75%, 08/15/2028 (b)	$231,000	$235,402

6.38%, 03/01/2029 (b)	391,000	402,116

6.88%, 12/15/2030 (b)	56,000	58,315

7.13%, 12/01/2031 (b)	28,000	29,381

6.00%, 01/15/2033 (b)	55,000	56,014

6.38%, 05/31/2033 (b)	6,000	6,129

6.25%, 01/31/2034 (b)	71,000	73,494

		2,297,339

Agricultural & Farm Machinery–0.65%
AGCO Corp.,
5.45%, 03/21/2027	11,000	11,140

5.80%, 03/21/2034	42,000	44,401

CNH Industrial Capital LLC, 4.75%, 03/21/2028	28,000	28,385

Deere Funding Canada Corp., 4.15%, 10/09/2030	301,000	302,953

Imperial Brands Finance PLC (United Kingdom),
4.50%, 06/30/2028 (b)	205,000	207,257

5.63%, 07/01/2035 (b)	200,000	207,253

6.38%, 07/01/2055 (b)	240,000	249,689

John Deere Capital Corp.,
4.38%, 10/15/2030	94,000	95,689

5.10%, 04/11/2034	81,000	84,671

		1,231,438

Agricultural Products & Services–0.65%
Archer-Daniels-Midland Co., 2.70%, 09/15/2051	1,229,000	773,218

Bunge Ltd. Finance Corp.,
4.55%, 08/04/2030	84,000	85,364

5.15%, 08/04/2035	98,000	100,594

Cargill, Inc.,
4.13%, 10/23/2030 (b)	101,000	101,397

4.75%, 04/24/2033 (b)	27,000	27,490

5.38%, 10/23/2055 (b)	142,519	138,927

		1,226,990

Air Freight & Logistics–0.18%
GXO Logistics, Inc.,
6.25%, 05/06/2029	32,000	33,791

6.50%, 05/06/2034	54,000	58,802

United Parcel Service, Inc.,
4.65%, 10/15/2030	45,000	46,512

5.15%, 05/22/2034	47,000	49,505

5.25%, 05/14/2035	55,000	57,824

5.50%, 05/22/2054	89,000	88,172

		334,606

Apparel Retail–0.00%
Saks Global Enterprises LLC, 11.00%, 12/31/2049 (b)(c)	53,640	369

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Bond Fund

	Principal
	Amount	Value

Apparel, Accessories & Luxury Goods–0.04%
Gildan Activewear, Inc. (Canada),
4.70%, 10/07/2030 (b)	$32,000	$32,214

5.40%, 10/07/2035 (b)	35,000	35,432

		67,646

Application Software–0.23%
Autodesk, Inc., 5.30%, 06/15/2035	2,000	2,050

Black Pearl Compute LLC, 6.13%, 02/15/2031 (b)	167,000	171,125

Cadence Design Systems, Inc., 4.70%, 09/10/2034	2,000	2,018

Cloud Software Group, Inc., 9.00%, 09/30/2029 (b)	34,000	33,332

8.25%, 06/30/2032 (b)	52,000	52,088

Intuit, Inc., 5.20%, 09/15/2033	6,000	6,224

Roper Technologies, Inc.,

4.45%, 09/15/2030	32,000	32,198

5.10%, 09/15/2035	85,000	84,884

SS&C Technologies, Inc., 5.50%, 09/30/2027 (b)	59,000	58,956

		442,875

Asset Management & Custody Banks–0.59%
Affiliated Managers Group, Inc., 5.50%, 08/20/2034	153,000	156,818

Ameriprise Financial, Inc.,
4.50%, 05/13/2032	15,000	15,170

5.15%, 05/15/2033	94,000	97,658

5.20%, 04/15/2035	157,000	159,845

Bank of New York Mellon Corp. (The),
4.89%, 07/21/2028 (d)	3,000	3,046

5.06%, 07/22/2032 (d)	49,000	50,999

5.83%, 10/25/2033 (d)	32,000	34,663

Series J, 4.97%, 04/26/2034 (d)	31,000	31,859

BlackRock, Inc., 4.75%, 05/25/2033	88,000	90,757

Brookfield Asset Management Ltd. (Canada),
5.80%, 04/24/2035	133,000	138,117

6.08%, 09/15/2055	55,000	55,961
Carlyle Group, Inc. (The), 5.05%, 09/19/2035	110,000	108,717

Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043 (b)	9,000	8,881

Citadel L.P., 6.00%, 01/23/2030 (b)	14,000	14,641

6.38%, 01/23/2032 (b)	20,000	21,176

Northern Trust Corp., 4.15%, 11/19/2030	2,000	2,019

5.12%, 11/19/2040 (d)	110,000	110,333

State Street Corp.,
4.65% (SOFR + 0.95%), 04/24/2028 (e)	2,000	2,011

4.73%, 02/28/2030	4,000	4,113

4.83%, 04/24/2030	3,000	3,091

5.15%, 02/28/2036 (d)	6,000	6,190

4.78%, 10/23/2036 (d)	2,000	1,999

		1,118,064

Automobile Manufacturers–1.44%
Allison Transmission, Inc.,
4.75%,10/01/2027 (b)	200,000	200,307

3.75%, 01/30/2031 (b)	132,000	125,642

5.88%, 12/01/2033 (b)	30,000	30,653

	Principal
	Amount	Value

Automobile Manufacturers–(continued)
Daimler Truck Finance North America LLC (Germany), 5.00%, 10/12/2032 (b)	$332,000	$340,573

Ford Motor Credit Co. LLC,
6.95%, 06/10/2026	335,000	336,747

7.35%, 11/04/2027	7,000	7,306

5.92%, 03/20/2028	200,000	205,451

7.20%, 06/10/2030	135,000	145,812

Honda Motor Co. Ltd. (Japan),
4.69%, 07/08/2030	57,000	58,119

5.34%, 07/08/2035	175,000	181,259

Hyundai Capital America,
5.50%, 03/30/2026 (b)	19,000	19,018

4.88%, 06/23/2027 (b)	81,000	82,001

5.00%, 01/07/2028 (b)	100,000	101,762

5.60%, 03/30/2028 (b)	2,000	2,059

5.35%, 03/19/2029 (b)	2,000	2,071

5.30%, 01/08/2030 (b)	32,000	33,305

PACCAR Financial Corp., Series R,
3.90%, 02/05/2029	224,000	225,683

Toyota Motor Credit Corp.,
4.55%, 08/09/2029	3,000	3,068

5.35%, 01/09/2035	53,000	56,123

Volkswagen Group of America Finance LLC (Germany),
5.25%, 03/22/2029 (b)	255,000	261,931

5.60%, 03/22/2034 (b)	300,000	312,243

		2,731,133

Automotive Parts & Equipment–0.40%
American Axle & Manufacturing, Inc.,
6.38%, 10/15/2032 (b)	3,000	3,055

7.75%, 10/15/2033 (b)	63,000	64,071

BMW US Capital LLC (Germany), 4.50%, 08/11/2030 (b)	31,000	31,420

Clarios Global L.P./Clarios US Finance Co.,
6.75%, 02/15/2030 (b)	79,000	82,789

6.75%, 09/15/2032 (b)	11,000	11,425

Cougar JV Subsidiary LLC, 8.00%, 05/15/2032 (b)	55,000	58,613

ERAC USA Finance LLC, 4.90%, 05/01/2033 (b)	94,000	96,595

Forvia SE (France), 8.00%, 06/15/2030 (b)	68,000	72,501

Magna International, Inc. (Canada), 5.88%, 06/01/2035	18,000	19,317

NESCO Holdings II, Inc., 5.50%, 04/15/2029 (b)	62,000	61,728

Phinia, Inc.,
6.75%, 04/15/2029 (b)	225,000	232,828

6.63%, 10/15/2032 (b)	33,000	34,289

		768,631

Automotive Retail–0.34%
AutoZone, Inc.,
4.75%, 08/01/2032	27,000	27,411

5.20%, 08/01/2033	44,000	45,713

Carvana Co., 0.00% PIK Rate, 9.00%
Cash Rate, 06/01/2031 (b)(f)	55,880	61,329

Group 1 Automotive, Inc.,
4.00%, 08/15/2028 (b)	146,000	143,373

6.38%, 01/15/2030 (b)	57,000	58,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Bond Fund

	Principal
	Amount	Value

Automotive Retail–(continued)
LCM Investments Holdings II LLC, 8.25%, 08/01/2031 (b)	$55,000	$57,843

Lithia Motors, Inc.,
5.50%, 10/01/2030 (b)	92,000	92,638

4.38%, 01/15/2031 (b)	64,000	61,590

O’Reilly Automotive, Inc., 5.00%, 08/19/2034	91,000	92,702

		641,059

Biotechnology–0.20%
AbbVie, Inc., 5.50%, 03/15/2064	79,000	77,790

Amgen, Inc.,
5.25%, 03/02/2030	14,000	14,612

5.75%, 03/02/2063	196,000	194,423

Gilead Sciences, Inc.,
5.25%, 10/15/2033	68,000	71,783

5.55%, 10/15/2053	23,000	23,122

		381,730

Broadcasting–0.10%
Discovery Communications LLC, 4.13%, 05/15/2029	63,000	62,175

Gray Media, Inc., 9.63%, 07/15/2032 (b)	17,000	17,676

Paramount Global,
5.85%, 09/01/2043	33,000	24,463

4.95%, 05/19/2050	33,000	20,873

Univision Communications, Inc.,
8.00%, 08/15/2028 (b)	32,000	32,892

9.38%, 08/01/2032 (b)	25,000	26,475

		184,554

Broadline Retail–0.00%
Macy’s Retail Holdings LLC, 6.13%, 03/15/2032 (b)	7,000	7,057

Building Products–0.66%
Carrier Global Corp., 5.90%, 03/15/2034	18,000	19,480

CRH America Finance, Inc.,
4.40%, 02/09/2031	151,000	152,184

5.00%, 02/09/2036	193,000	195,889

5.60%, 02/09/2056	48,000	48,017

Lennox International, Inc., 5.50%, 09/15/2028	31,000	32,093

Masco Corp., 3.13%, 02/15/2051	1,095,000	740,275

New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028 (b)	59,000	59,226

		1,247,164

Cable & Satellite–0.69%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.38%, 06/01/2029 (b)	72,000	71,877

6.38%, 09/01/2029 (b)	17,000	17,237

4.75%, 03/01/2030 (b)	70,000	67,721

4.75%, 02/01/2032 (b)	41,000	38,157

4.50%, 05/01/2032	106,000	97,079

4.50%, 06/01/2033 (b)	78,000	69,722

	Principal
	Amount	Value

Cable & Satellite–(continued)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
6.65%, 02/01/2034	$107,000	$113,688

5.85%, 12/01/2035	85,000	85,582

5.75%, 04/01/2048	67,000	58,405

6.70%, 12/01/2055	77,000	75,161

Comcast Corp.,
5.50%, 11/15/2032	82,000	87,545

6.05%, 05/15/2055	213,000	218,252

Directv Financing LLC, 8.88%, 02/01/2030 (b)	15,000	15,024

Directv Financing LLC/Directv Financing Co-Obligor, Inc.,
5.88%, 08/15/2027 (b)	13,000	13,023

10.00%, 02/15/2031 (b)	7,000	7,165

Sinclair Television Group, Inc., 8.13%, 02/15/2033 (b)	11,000	11,462

Sirius XM Radio LLC, 5.00%, 08/01/2027 (b)	200,000	200,005

Versant Media Group, Inc., 7.25%, 01/30/2031 (b)	60,000	61,442

		1,308,547

Cargo Ground Transportation–0.24%
Fedex Freight Holding Co., Inc.,
4.30%, 03/15/2029 (b)	51,000	51,125

4.65%, 03/15/2031 (b)	70,000	70,411

4.95%, 03/15/2033 (b)	27,000	27,009

5.25%, 03/15/2036 (b)	127,000	126,656

Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026 (b)	8,000	8,019

5.35%, 01/12/2027 (b)	5,000	5,051

4.40%, 07/01/2027 (b)	9,000	9,043

5.70%, 02/01/2028 (b)	20,000	20,561

5.55%, 05/01/2028 (b)	26,000	26,768

4.55%, 01/15/2031 (b)	92,000	92,608

Ryder System, Inc., 4.90%, 12/01/2029	20,000	20,558

		457,809

Casinos & Gaming–0.19%
Melco Resorts Finance Ltd. (Hong Kong), 6.50%, 09/24/2033 (b)	100,000	99,830

Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029 (b)	200,000	193,549

Voyager Parent LLC, 9.25%, 07/01/2032 (b)	55,000	58,764

		352,143

Commercial & Residential Mortgage Finance–0.48%
Aviation Capital Group LLC,
3.50%, 11/01/2027 (b)	8,000	7,917

6.25%, 04/15/2028 (b)	5,000	5,199

6.75%, 10/25/2028 (b)	37,000	39,273

4.25%, 04/30/2029 (b)	43,000	43,012

4.80%, 10/24/2030 (b)	188,000	190,031

Nationstar Mortgage Holdings, Inc.,
6.50%, 08/01/2029 (b)	90,000	91,350

7.13%, 02/01/2032 (b)	87,000	87,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Bond Fund

	Principal
	Amount	Value

Commercial & Residential Mortgage Finance–(continued)
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027 (b)(d)	$242,000	$245,856

PennyMac Financial Services, Inc., 4.25%, 02/15/2029 (b)	30,000	28,863

Radian Group, Inc., 6.20%, 05/15/2029	28,000	29,411

Rocket Cos., Inc., 6.13%, 08/01/2030 (b)	59,000	60,565

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026 (b)	24,000	23,724

Walker & Dunlop, Inc., 6.63%, 04/01/2033 (b)	57,000	56,394

		908,595

Commodity Chemicals–0.06%
Westlake Corp., 3.13%, 08/15/2051	181,000	112,801

Computer & Electronics Retail–0.23%
Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	8,000	8,006

5.50%, 04/01/2035	224,000	233,053

Leidos, Inc.,
4.10%, 03/15/2029	151,000	151,410

5.75%, 03/15/2033	34,000	36,115

		428,584

Construction & Engineering–0.07%
AECOM, 6.00%, 08/01/2033 (b)	60,000	61,347

Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029 (b)	63,000	62,878

		124,225

Construction Machinery & Heavy Transportation Equipment– 0.93%
Caterpillar Financial Services Corp.,
3.75%, 02/23/2029	641,000	641,501

4.20% (SOFR + 0.49%), 02/23/2029 (e)	328,000	329,219

Caterpillar, Inc., 5.20%, 05/15/2035	57,000	59,735

Cummins, Inc.,
4.70%, 02/15/2031	175,000	180,137

5.30%, 05/09/2035	190,000	199,346

Komatsu Finance America, Inc., 4.20%, 09/18/2030 (b)	200,000	201,295

Westinghouse Air Brake Technologies Corp.,
4.90%, 05/29/2030	35,000	36,063

5.50%, 05/29/2035	111,000	116,855

		1,764,151

Construction Materials–0.04%
JH North America Holdings, Inc.,
5.88%, 01/31/2031 (b)	50,000	51,093

6.13%, 07/31/2032 (b)	29,000	29,784

		80,877

Consumer Electronics–0.18%
LG Electronics, Inc. (South Korea), 5.63%, 04/24/2029 (b)	100,000	104,404

	Principal
	Amount	Value

Consumer Electronics–(continued)
Tyco Electronics Group S.A. (Switzerland),
4.50%, 02/09/2031	$87,000	$88,563

4.88%, 02/09/2036	142,000	144,302

		337,269

Consumer Finance–1.07%
American Express Co.,
5.65%, 04/23/2027 (d)	2,000	2,004

4.73%, 04/25/2029 (d)	2,000	2,033

4.96% (SOFR + 1.26%), 04/25/2029 (e)	5,000	5,062

5.53%, 04/25/2030 (d)	44,000	45,987

5.02%, 04/25/2031 (d)	150,000	155,013

5.44%, 01/30/2036 (d)	65,000	67,767

5.67%, 04/25/2036 (d)	83,000	87,930

4.80%, 10/24/2036 (d)	406,000	402,250

Bread Financial Holdings, Inc., 8.38%, 06/15/2035 (b)(d)	30,000	30,606

Capital One Financial Corp.,
7.15%, 10/29/2027 (d)	22,000	22,438

4.49%, 09/11/2031 (d)	4,000	4,002

4.72%, 01/30/2032 (d)	178,000	179,264

5.20%, 09/11/2036 (d)	2,000	1,995

5.40%, 01/30/2037 (d)	237,000	239,242

EZCORP, Inc., 7.38%, 04/01/2032 (b)	187,000	200,733

FirstCash, Inc., 6.88%, 03/01/2032 (b)	74,000	76,461

Navient Corp., 7.88%, 06/15/2032	97,000	90,351

OneMain Finance Corp.,
3.50%, 01/15/2027	200,000	197,789

6.63%, 05/15/2029	36,000	36,797

4.00%, 09/15/2030	17,000	15,708

7.13%, 11/15/2031	75,000	76,730

6.75%, 03/15/2032	29,000	29,261

7.13%, 09/15/2032	38,000	38,908

6.50%, 03/15/2033	5,000	4,959

Synchrony Financial, 5.02%, 07/29/2029 (d)	23,000	23,301

		2,036,591

Consumer Staples Merchandise Retail–0.27%
Dollar General Corp.,
5.00%, 11/01/2032	15,000	15,394

5.50%, 11/01/2052	270,000	265,280

Dollar Tree, Inc., 3.38%, 12/01/2051	146,000	98,270

Target Corp., 5.00%, 04/15/2035	97,000	99,619

Walmart, Inc., 4.50%, 09/09/2052	38,000	33,991

		512,554

Copper–0.00%
Freeport-McMoRan, Inc., 4.38%, 08/01/2028	6,000	6,008

Data Processing & Outsourced Services–0.48%
QTS Thunder Managing Issuer LLC, 5.67%, 12/10/2030	920,000	918,604

Distillers & Vintners–0.04%
Brown-Forman Corp., 4.75%, 04/15/2033	17,000	17,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Bond Fund

	Principal
	Amount	Value

Distillers & Vintners–(continued)
Constellation Brands, Inc.,
4.80%, 05/01/2030	$14,000	$14,359

4.90%, 05/01/2033	15,000	15,286

4.95%, 11/01/2035	33,000	33,075

		80,154

Distributors–0.12%
Genuine Parts Co.,
6.50%, 11/01/2028	78,000	81,943

4.95%, 08/15/2029	42,000	42,560

6.88%, 11/01/2033	90,000	99,607

		224,110

Diversified Banks–16.10%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026 (b)	1,080,000	1,079,331

Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032 (b)	333,000	372,729

6.75% (b)(d)(g)	784,000	790,979

Banco Bilbao Vizcaya Argentaria S.A. (Spain),
4.15%, 03/03/2029	200,000	200,080

4.58% (SOFR + 0.88%), 03/03/2029 (e)	400,000	400,334

9.38% (d)(g)	14,000	15,628

Banco Santander S.A. (Spain),
5.55%, 03/14/2028 (d)	200,000	203,008

5.07%, 11/06/2030	400,000	403,286

5.13%, 11/06/2035	200,000	201,370

Bank of America Corp.,
4.53% (SOFR + 0.83%), 01/24/2029 (e)	2,000	2,008

4.62%, 05/09/2029 (d)	2,000	2,029

4.71% (SOFR + 1.01%), 01/24/2031 (e)	42,000	42,247

5.16%, 01/24/2031 (d)	23,000	23,877

4.46%, 02/06/2032 (d)	342,000	344,635

5.43%, 08/15/2035 (d)	86,000	88,138

5.51%, 01/24/2036 (d)	7,000	7,350

7.75%, 05/14/2038	650,000	797,764

2.68%, 06/19/2041 (d)	4,000	2,975

6.63% (d)(g)	128,000	134,086

Series N, 4.58% (SOFR + 0.87%), 02/06/2032 (e)	437,000	436,390

Series DD, 6.30% (d)(g)	92,000	92,309

Series RR, 4.38% (d)(g)	133,000	132,211

Bank of Montreal (Canada),
7.70%, 05/26/2084 (d)	456,000	483,244

7.30%, 11/26/2084 (d)	250,000	266,298

Bank of New Zealand (New Zealand), 5.70%, 01/28/2035 (b)(d)	256,000	267,080

Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082 (d)	429,000	453,691

8.00%, 01/27/2084 (d)	235,000	251,586

6.88%, 10/27/2085 (d)	339,000	350,173

	Principal
	Amount	Value

Diversified Banks–(continued)
Barclays PLC (United Kingdom),
4.22%, 05/24/2030(d)	$200,000	$200,134

4.64% (SOFR + 0.93%), 05/24/2030 (e)	200,000	200,310

5.37%, 02/25/2031 (d)	209,000	216,987

4.52%, 02/24/2032 (d)	201,000	201,578

5.21%, 02/24/2037 (d)	279,000	279,059

5.86%, 08/11/2046 (d)	200,000	206,643

BPCE S.A. (France),
6.29%, 01/14/2036 (b)(d)	250,000	269,380

6.92%, 01/14/2046 (b)(d)	271,000	292,382

6.35%, 01/13/2047 (b)(d)	250,000	250,752

Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 02/01/2032 (b)	60,000	61,169

Citigroup, Inc.,
4.85% (SOFR + 1.14%), 05/07/2028 (e)	8,000	8,047

5.17%, 02/13/2030 (d)	33,000	34,007

4.54%, 09/19/2030 (d)	79,000	79,945

5.17% (SOFR + 1.46%), 05/07/2031 (e)	7,000	7,147

2.57%, 06/03/2031 (d)	7,000	6,545

4.50%, 09/11/2031 (d)	137,000	138,074

6.17%, 05/25/2034 (d)	115,000	122,802

5.83%, 02/13/2035 (d)	95,000	98,876

5.17%, 09/11/2036 (d)	7,000	7,125

5.41%, 09/19/2039 (d)	132,000	132,998

5.61%, 03/04/2056 (d)	226,000	227,232

6.63% (d)(g)	371,000	383,772

Series AA, 7.63% (d)(g)	206,000	218,446

Series BB, 7.20% (d)(g)	143,000	148,429

Series DD, 7.00% (d)(g)	166,000	175,112

Series JJ, 6.50% (d)(g)	537,000	545,185

Corporacion Financiera de Desarrollo S.A. (Peru), 5.95%, 04/30/2029 (b)	200,000	209,298

Credit Agricole S.A. (France),
5.22%, 05/27/2031 (b)(d)	250,000	258,604

4.82%, 09/25/2033 (b)(d)	325,000	327,595

Fifth Third Bancorp,
6.34%, 07/27/2029 (d)	7,000	7,362

4.77%, 07/28/2030 (d)	25,000	25,423

4.57%, 04/29/2032 (d)	168,000	169,034

4.34%, 04/25/2033 (d)	27,000	26,719

5.14%, 01/29/2037 (d)	160,000	160,555

Fifth Third Financial Corp., 5.98%, 01/30/2030 (d)	16,000	16,774

HSBC Holdings PLC (United Kingdom),
5.29%, 11/19/2030 (d)	290,000	300,684

5.13%, 03/03/2031 (d)	200,000	206,402

5.24%, 05/13/2031 (d)	253,000	262,148

5.28% (SOFR + 1.57%), 05/13/2031 (e)	458,000	469,035

7.40%, 11/13/2034 (d)	305,000	349,440

5.74%, 09/10/2036 (d)	200,000	207,132

5.13%, 11/06/2036 (d)	200,000	202,092

6.88% (d)(g)	216,000	224,938

7.05% (d)(g)	249,000	259,487

ING Groep N.V. (Netherlands), 5.34%, 03/19/2030 (d)	200,000	207,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Bond Fund

	Principal
	Amount	Value

Diversified Banks–(continued)
JPMorgan Chase & Co.,
5.57%, 04/22/2028 (d)	$2,000	$2,036

4.32%, 04/26/2028 (d)	4,000	4,014

4.92%, 01/24/2029 (d)	2,000	2,037

5.30%, 07/24/2029 (d)	2,000	2,059

5.01%, 01/23/2030 (d)	25,000	25,687

5.58%, 04/22/2030 (d)	29,000	30,292

5.00%, 07/22/2030 (d)	53,000	54,605

4.60%, 10/22/2030 (d)	3,000	3,056

5.14%, 01/24/2031 (d)	44,000	45,666

5.10%, 04/22/2031 (d)	77,000	79,869

4.26%, 10/22/2031 (d)	177,000	177,566

4.35%, 01/22/2032 (d)	158,000	158,846

4.59%, 04/26/2033 (d)	29,000	29,312

5.72%, 09/14/2033 (d)	112,000	118,704

5.34%, 01/23/2035 (d)	26,000	27,107

5.50%, 01/24/2036 (d)	5,000	5,261

5.57%, 04/22/2036 (d)	2,000	2,116

5.58%, 07/23/2036 (d)	2,000	2,081

4.90%, 01/22/2037 (d)	244,000	245,557

5.53%, 11/29/2045 (d)	108,000	110,434

Series W, 4.91% (3 mo. Term SOFR + 1.26%), 05/15/2047 (e)	146,000	133,459

Series NN, 6.88% (d)(g)	87,000	92,630

Series OO, 6.50% (d)(g)	324,000	339,581

KeyBank N.A., 5.85%, 11/15/2027	7,000	7,210

KeyCorp, 5.31%, 01/28/2037 (d)	84,000	84,776

Lloyds Banking Group PLC (United Kingdom),
4.43%, 11/04/2031 (d)	211,000	212,075

4.94%, 11/04/2036 (d)	283,000	281,493

6.63% (d)(g)	200,000	199,321

Macquarie Bank Ltd. (Australia), 4.16% (SOFR + 0.48%), 02/03/2028 (b)(e)	198,000	198,234

Mitsubishi UFJ Financial Group, Inc. (Japan),
5.26%, 04/17/2030 (d)	344,000	356,278

5.16%, 04/24/2031 (d)	206,000	213,762

5.18% (SOFR + 1.48%), 04/24/2031 (e)	200,000	204,578

5.41%, 04/19/2034 (d)	205,000	216,104

5.57%, 01/16/2036 (d)	287,000	303,249

5.62%, 04/24/2036 (d)	231,000	244,459

5.19%, 09/12/2036 (d)	227,000	232,599

6.35% (d)(g)	291,000	301,361

8.20% (d)(g)	222,000	243,937

Mizuho Financial Group, Inc. (Japan),
5.38%, 07/10/2030 (d)	200,000	208,056

4.71%, 07/08/2031 (d)	223,000	227,465

5.59%, 07/10/2035 (d)	325,000	344,677

Morgan Stanley Private Bank N.A.,
4.21%, 02/08/2030 (d)	250,000	251,223

4.73%, 07/18/2031 (d)	250,000	254,624

National Australia Bank Ltd. (Australia), 5.90%, 01/14/2036 (b)(d)	494,000	527,391

National Securities Clearing Corp., 5.10%, 11/21/2027 (b)	8,000	8,186

Nordea Bank Abp (Finland),
4.25%, 08/28/2030 (b)	401,000	405,567

6.30% (b)(d)(g)	200,000	205,337

6.75% (b)(d)(g)	212,000	219,095

	Principal
	Amount	Value

Diversified Banks–(continued)
Pinnacle Bank, 5.63%, 02/15/2028	$896,000	$915,480

PNC Financial Services Group, Inc. (The),
4.08%, 01/26/2029 (d)	108,000	108,356

4.32% (SOFR + 0.62%), 01/26/2029 (e)	179,000	179,010

5.58%, 06/12/2029 (d)	2,000	2,073

4.63%, 06/06/2033 (d)	7,000	6,986

5.07%, 01/24/2034 (d)	29,000	29,978

5.37%, 07/21/2036 (d)	87,000	90,233

5.42%, 01/25/2041 (d)	134,000	135,520

Royal Bank of Canada (Canada),
7.50%, 05/02/2084 (d)	414,000	437,390

6.50%, 11/24/2085 (d)	211,000	210,920

6.50%, 05/24/2086 (d)	501,000	500,587

Standard Chartered PLC (United Kingdom),
6.75%, 02/08/2028 (b)(d)	109,000	111,686

5.01%, 10/15/2030 (b)(d)	200,000	204,795

5.24%, 05/13/2031 (b)(d)	200,000	207,262

5.39% (SOFR + 1.68%), 05/13/2031 (b)(e)	200,000	205,731

Sumitomo Mitsui Financial Group, Inc.
(Japan), 5.33%, 03/03/2041 (d)	397,000	398,845

Sumitomo Mitsui Trust Bank Ltd. (Japan),
4.35%, 09/11/2030 (b)	200,000	202,647

5.35%, 03/07/2034 (b)	200,000	210,329

Sumitomo Mitsui Trust Group, Inc.
(Japan), 5.42%, 09/11/2036 (b)(d)	207,000	210,578

Toronto-Dominion Bank (The) (Canada),
4.93%, 10/15/2035	108,000	108,944

8.13%, 10/31/2082 (d)	349,000	365,423

U.S. Bancorp,
5.78%, 06/12/2029 (d)	5,000	5,201

4.48%, 01/26/2032 (d)	191,000	193,158

UBS AG (Switzerland), 4.21% (SOFR + 0.50%), 05/17/2027 (e)	250,000	250,232

Wells Fargo & Co.,
5.71%, 04/22/2028 (d)	4,000	4,074

5.07% (SOFR + 1.37%), 04/23/2029 (e)	94,000	95,622

5.57%, 07/25/2029 (d)	31,000	32,075

4.18%, 01/23/2030 (d)	80,000	80,294

5.20%, 01/23/2030 (d)	35,000	36,088

5.15%, 04/23/2031 (d)	146,000	151,172

5.39%, 04/24/2034 (d)	28,000	29,188

5.56%, 07/25/2034 (d)	18,000	18,947

5.50%, 01/23/2035 (d)	55,000	57,635

5.61%, 04/23/2036 (d)	7,000	7,365

5.38%, 11/02/2043	268,000	261,723

5.43%, 01/23/2047 (d)	293,000	290,252

6.85% (d)(g)	98,000	103,429

7.63% (d)(g)	83,000	88,619

Series BB, 3.90% (d)(g)	78,000	77,967

Westpac Banking Corp. (Australia),
5.41%, 08/10/2033 (d)	10,000	10,443

5.62%, 11/20/2035 (d)	58,000	60,732

		30,586,956

Diversified Capital Markets–0.97%
Credit Suisse Group AG (Switzerland),
4.50% (b)(c)(d)(g)(h)	268,000	76,313

5.25% (b)(c)(d)(g)(h)	248,000	70,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Bond Fund

	Principal
	Amount	Value

Diversified Capital Markets–(continued)
Sixth Street Lending Partners, 6.13%, 07/15/2030	$2,000	$2,026

UBS Group AG (Switzerland),
4.75%, 05/12/2028 (b)(d)	7,000	7,057

4.21%, 04/10/2030 (b)(d)	308,000	308,592

4.40%, 09/23/2031 (b)(d)	200,000	200,621

5.01%, 03/23/2037 (b)(d)	200,000	199,433

5.53%, 05/06/2047 (b)(d)	486,000	486,568

4.38% (b)(d)(g)	258,000	234,965

7.13% (b)(d)(g)	250,000	256,247

		1,842,440

Diversified Financial Services–3.06%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
6.95%, 03/10/2055 (d)	150,000	158,581

6.50%, 01/31/2056 (d)	280,000	290,464

Aircastle Ltd./Aircastle Ireland DAC, 5.00%, 09/15/2030 (b)	150,000	153,418

Amrize Finance US LLC, 4.70%, 04/07/2028	72,000	73,131

4.95%, 04/07/2030	19,000	19,553

Apollo Global Management, Inc., 6.38%, 11/15/2033	66,000	72,227

5.15%, 08/12/2035	94,000	93,177

Atlas Warehouse Lending Co. L.P., 4.63%, 11/15/2028 (b)	260,000	260,089

5.25%, 01/15/2033 (b)	265,000	263,541

Avolon Holdings Funding Ltd. (Ireland), 4.95%, 01/15/2028 (b)	57,000	57,774

6.38%, 05/04/2028 (b)	48,000	50,036

5.75%, 03/01/2029 (b)	4,000	4,164

4.20%, 04/15/2029 (b)	135,000	134,662

5.75%, 11/15/2029 (b)	4,000	4,183

5.15%, 01/15/2030 (b)	5,000	5,126

4.70%, 01/30/2031 (b)	136,000	136,575

4.95%, 10/15/2032 (b)	345,000	345,941

BlackRock Funding, Inc., 4.90%, 01/08/2035	26,000	26,798

Blackstone Reg Finance Co. L.L.C., 4.30%, 11/03/2030	57,000	56,904

4.95%, 02/15/2036	52,000	51,551

Citadel Finance LLC, 4.75%, 02/14/2029 (b)	253,000	251,874

5.15%, 02/14/2031 (b)	311,000	309,853

Corebridge Financial, Inc., 6.05%, 09/15/2033	74,000	78,977

5.75%, 01/15/2034	80,000	82,804

Eagle Funding LuxCo S.a.r.l. (Mexico), 5.50%, 08/17/2030 (b)	1,277,000	1,300,803

Freedom Mortgage Holdings LLC, 8.38%, 04/01/2032 (b)	29,000	29,242

GGAM Finance Ltd. (Ireland), 5.88%, 03/15/2030 (b)	66,000	67,209

Global Aircraft Leasing Co. Ltd. (Cayman Islands), 8.75%, 09/01/2027 (b)	190,000	196,080

Jackson Financial, Inc., 5.67%, 06/08/2032	7,000	7,164

	Principal
	Amount	Value

Diversified Financial Services–(continued)
Jane Street Group/JSG Finance, Inc., 7.13%, 04/30/2031 (b)	$3,000	$3,123

6.13%, 11/01/2032 (b)	70,000	70,472

6.75%, 05/01/2033 (b)	252,000	258,791

LPL Holdings, Inc., 5.70%, 05/20/2027	31,000	31,521

5.20%, 03/15/2030	104,000	106,255

5.15%, 06/15/2030	61,000	62,269

5.65%, 03/15/2035	174,000	176,953

Macquarie Airfinance Holdings Ltd. (United Kingdom),
6.40%, 03/26/2029 (b)	2,000	2,110

5.15%, 03/17/2030 (b)	2,000	2,045

6.50%, 03/26/2031 (b)	2,000	2,159

Osaic Holdings, Inc., 6.75%, 08/01/2032 (b)	63,000	63,622

Phoenix Aviation Capital Ltd. (Ireland), 9.25%, 07/15/2030 (b)	19,000	19,921

Provident Funding Associates L.P./PFG

Finance Corp., 9.75%, 09/15/2029 (b)	83,000	86,295

Voya Global Funding, 4.60%, 11/24/2030 (b)	128,000	129,999

Wynnton Funding Trust II, 5.99%, 08/15/2055 (b)	212,000	215,215

		5,812,651

Diversified Metals & Mining–0.44%
BHP Billiton Finance (USA) Ltd. (Australia), 5.25%, 09/08/2030	31,000	32,555

5.25%, 09/08/2033	127,000	133,321

5.75%, 09/05/2055	47,000	49,111

Corp. Nacional del Cobre de Chile (Chile),
5.53%, 01/30/2037 (b)	215,000	220,429

Glencore Funding LLC (Australia),
4.91%, 04/01/2028 (b)	29,000	29,553

5.37%, 04/04/2029 (b)	24,000	24,884

5.19%, 04/01/2030 (b)	42,000	43,473

5.63%, 04/04/2034 (b)	82,000	86,764

5.89%, 04/04/2054 (b)	21,000	21,544

6.14%, 04/01/2055 (b)	25,000	26,427

Rio Tinto Finance (USA) PLC (Australia),
4.88%, 03/14/2030	57,000	58,894

5.00%, 03/14/2032	43,000	44,706

5.75%, 03/14/2055	29,000	30,120

5.88%, 03/14/2065	30,000	31,342

		833,123

Diversified Real Estate Activities–0.04%
Velocity Commercial Capital LLC, 9.38%, 02/15/2031 (b)	70,000	71,019

Diversified REITs–0.04%
CubeSmart L.P., 2.50%, 02/15/2032	6,000	5,389

Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032 (b)	64,000	61,981

Uniti Group L.P./Uniti Group Finance 2019, Inc./CSL Capital LLC, 8.63%, 06/15/2032 (b)	10,000	10,151

		77,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Bond Fund

	Principal
	Amount	Value

Diversified Support Services–0.29%
Amazon Conservation DAC (Ecuador),
6.03%, 01/16/2042 (b)	$305,000	$318,704

Element Fleet Management Corp. (Canada),
6.32%, 12/04/2028 (b)	27,000	28,493

5.04%, 03/25/2030 (b)	88,000	90,279

RB Global Holdings, Inc. (Canada),
6.75%, 03/15/2028 (b)	83,000	84,444

7.75%, 03/15/2031 (b)	30,000	31,227

		553,147

Drug Retail–1.02%
CK Hutchison International (23) Ltd. (United Kingdom),
4.75%, 04/21/2028 (b)	331,000	336,830

4.88%, 04/21/2033 (b)	302,000	310,595

CVS Pass-Through Trust, 6.04%, 12/10/2028	272,614	276,576

5.77%, 01/10/2033 (b)	682,762	700,852

Teva Pharmaceutical Finance Netherlands IV B.V. (Israel),
5.75%, 12/01/2030	300,000	311,494

		1,936,347

Electric Utilities–5.23%
AEP Texas, Inc., 5.70%, 05/15/2034	25,000	26,504

AEP Transmission Co. LLC, 5.38%, 06/15/2035	16,000	16,728

Alabama Power Co.,
Series C, 4.30%, 03/15/2031	110,000	111,217

5.85%, 11/15/2033	19,000	20,573

5.10%, 04/02/2035	17,000	17,627

American Electric Power Co., Inc.,
5.20%, 01/15/2029	27,000	27,941

Series C, 5.80%, 03/15/2056 (d)	243,000	244,234

Series D, 6.05%, 03/15/2056 (d)	21,000	21,082

Arizona Public Service Co., 5.90%, 08/15/2055	95,000	97,824

Baltimore Gas and Electric Co., 5.45%, 06/01/2035	40,000	42,000

Brookfield Infrastructure Finance ULC (Canada), 6.75%, 03/15/2055 (d)	87,000	88,656

California Buyer Ltd./Atlantica Sustainable Infrastructure PLC (United Kingdom),
6.38%, 02/15/2032 (b)	85,000	84,805

Capital Power (US Holdings), Inc. (Canada),
5.26%, 06/01/2028 (b)	26,000	26,538

6.19%, 06/01/2035 (b)	125,000	132,039

CenterPoint Energy Houston Electric LLC,
4.80%, 03/15/2030	50,000	51,595

5.05%, 03/01/2035	27,000	27,631

Series AJ, 4.85%, 10/01/2052	328,000	300,173

Commonwealth Edison Co., 5.95%, 06/01/2055	230,000	240,530

Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	3,000	3,183

6.15%, 11/15/2052	18,000	19,260

5.90%, 11/15/2053	48,000	49,755

5.75%, 11/15/2055	82,000	83,307

	Principal
	Amount	Value

Electric Utilities–(continued)
Constellation Energy Generation LLC,
6.13%, 01/15/2034	$20,000	$21,913

6.50%, 10/01/2053	23,000	25,395

5.75%, 03/15/2054	50,000	50,307

5.88%, 01/15/2066	32,000	31,966

Duke Energy Carolinas LLC,
5.25%, 03/15/2035	110,000	114,858

5.35%, 01/15/2053	65,000	63,304

Duke Energy Corp.,
4.85%, 01/05/2029	27,000	27,675

5.00%, 08/15/2052	62,000	54,989

Duke Energy Florida LLC, 4.20%, 12/01/2030	67,000	67,532

Duke Energy Indiana LLC,
5.40%, 04/01/2053	44,000	42,619

5.90%, 05/15/2055	21,000	21,708

Electricite de France S.A. (France), 6.38%, 01/13/2055 (b)	202,000	213,341

Entergy Corp.,
7.13%, 12/01/2054 (d)	44,000	46,068

5.88%, 06/15/2056 (d)	193,000	193,966

Entergy Louisiana LLC, 5.15%, 09/15/2034	55,000	56,901

Entergy Texas, Inc., 5.25%, 04/15/2035	77,000	79,955

Evergy Metro, Inc.,
4.95%, 04/15/2033	29,000	29,779

5.13%, 08/15/2035	90,000	91,902

Evergy Missouri West, Inc., 5.25%, 12/15/2035 (b)	86,000	87,168

Exelon Corp.,
5.13%, 03/15/2031	104,000	108,401

5.60%, 03/15/2053	68,000	66,054

5.88%, 03/15/2055	127,000	127,540

FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028 (b)	9,000	9,209

FirstEnergy Transmission LLC,
4.55%, 01/15/2030	26,000	26,397

5.00%, 01/15/2035	27,000	27,427

Florida Power & Light Co.,
4.70%, 02/15/2036	74,000	74,247

5.80%, 03/15/2065	27,000	27,766

5.60%, 02/15/2066	81,000	80,597

Georgia Power Co., 4.95%, 05/17/2033	37,000	38,226

Hawaiian Electric Co., Inc., 6.00%, 10/01/2033 (b)	92,000	93,816

Indiana Michigan Power Co., 5.60%, 03/15/2056	95,000	94,755

Louisville Gas and Electric Co., 5.85%, 08/15/2055	20,000	20,531

MidAmerican Energy Co.,
5.35%, 01/15/2034	19,000	20,019

5.85%, 09/15/2054	24,000	25,023

5.30%, 02/01/2055	260,000	252,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Bond Fund

	Principal
	Amount	Value

Electric Utilities–(continued)
National Rural Utilities Cooperative Finance Corp.,
Series D, 4.14% (SOFR + 0.43%), 08/09/2027 (e)	$350,000	$350,431

4.05%, 02/09/2029	211,000	212,083

4.85%, 02/07/2029	3,000	3,083

5.00%, 02/07/2031	33,000	34,304

5.80%, 01/15/2033	30,000	32,453

5.00%, 08/15/2034	95,000	98,086

7.13%, 09/15/2053 (d)	188,000	197,475

5.75%, 04/20/2056	339,000	339,000

5.95%, 04/20/2056	396,000	396,000

NextEra Energy Capital Holdings, Inc.,
5.00%, 07/15/2032	16,000	16,518

5.45%, 03/15/2035	135,000	140,450

Niagara Mohawk Power Corp.,
4.65%, 10/03/2030 (b)	101,000	102,607

6.00%, 07/03/2055 (b)	109,000	111,374

Northern States Power Co., 5.65%, 05/15/2055	249,000	253,239

NRG Energy, Inc.,
4.73%, 10/15/2030 (b)	149,000	150,486

5.75%, 01/15/2034 (b)	3,000	3,045

5.41%, 10/15/2035 (b)	82,000	82,922

6.00%, 01/15/2036 (b)	2,000	2,037

Oglethorpe Power Corp., 5.90%, 02/01/2055	23,000	23,203

Ohio Power Co., 5.65%, 06/01/2034	52,000	55,010

Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	174,000	173,200

Oncor Electric Delivery Co. LLC,
5.65%, 11/15/2033	40,000	42,930

5.80%, 04/01/2055 (b)	101,000	103,852

Pacific Gas and Electric Co.,
6.10%, 01/15/2029	78,000	81,936

5.20%, 05/01/2036	111,000	111,411

6.00%, 05/01/2056	139,000	137,388

PacifiCorp,
5.10%, 02/15/2029	29,000	29,833

5.30%, 02/15/2031	30,000	31,175

5.45%, 02/15/2034	70,000	71,934

5.80%, 01/15/2055	51,000	48,623

7.13%, 08/15/2056 (d)	92,000	90,442

PG&E Corp., 7.38%, 03/15/2055 (d)	322,000	333,324

Pinnacle West Capital Corp.,
4.90%, 05/15/2028	14,000	14,278

5.15%, 05/15/2030	25,000	25,921

PPL Capital Funding, Inc.,
Conv., 3.00%, 12/01/2030 (b)	163,000	170,783

5.25%, 09/01/2034	21,000	21,707

PPL Electric Utilities Corp., 5.55%, 08/15/2055	30,000	30,242

PSEG Power LLC, 5.20%, 05/15/2030 (b)	2,000	2,065

Public Service Co. of Colorado, 5.25%, 04/01/2053	26,000	24,547

RWE Finance US LLC (Germany), 5.88%, 09/18/2055 (b)	150,000	149,283

San Diego Gas & Electric Co., 5.35%, 04/01/2053	92,000	87,662

	Principal
	Amount	Value

Electric Utilities–(continued)
Sierra Pacific Power Co., 5.90%, 03/15/2054	$2,000	$2,049

Southern Co. (The),
5.70%, 10/15/2032	28,000	30,023

4.85%, 03/15/2035	52,000	51,924

Southwestern Electric Power Co., 5.30%, 04/01/2033	27,000	28,007

Trans-Allegheny Interstate Line Co., 5.00%, 01/15/2031 (b)	18,000	18,613

Union Electric Co.,
5.20%, 04/01/2034	85,000	88,764

5.25%, 04/15/2035	73,000	75,726

5.13%, 03/15/2055	34,000	31,912

Virginia Electric & Power Co.,
5.00%, 04/01/2033	30,000	30,841

Series C, 4.90%, 09/15/2035	138,000	138,466

Series D, 5.60%, 09/15/2055	116,000	113,875

Vistra Operations Co. LLC, 5.63%, 02/15/2027 (b)	84,000	84,012

4.38%, 05/01/2029 (b)	8,000	7,918

4.60%, 10/15/2030 (b)	103,000	103,705

4.70%, 01/31/2031 (b)	77,000	77,477

6.88%, 04/15/2032 (b)	58,000	61,044

6.95%, 10/15/2033 (b)	73,000	81,884

6.00%, 04/15/2034 (b)	30,000	31,822

5.70%, 12/30/2034 (b)	47,000	48,738

5.35%, 01/31/2036 (b)	70,000	70,519

Wisconsin Electric Power Co., 4.15%, 10/15/2030	74,000	74,457

Wisconsin Public Service Corp., 4.25%, 01/15/2031	129,000	130,356

Xcel Energy, Inc., 4.75%, 03/21/2028	18,000	18,291

		9,933,707

Electrical Components & Equipment–0.59%
EnerSys,
4.38%, 12/15/2027 (b)	161,000	160,930

6.63%, 01/15/2032 (b)	27,000	27,884

Molex Electronic Technologies LLC,
4.75%, 04/30/2028 (b)	32,000	32,452

5.25%, 04/30/2032 (b)	47,000	48,829

Regal Rexnord Corp.,
6.05%, 04/15/2028	27,000	28,001

6.30%, 02/15/2030	7,000	7,476

6.40%, 04/15/2033	171,000	185,985

Vertiv Group Corp., 4.13%,
11/15/2028 (b)	193,000	192,348

Vertiv Holdings Co., 4.85%, 03/15/2036	50,000	49,827

5.65%, 03/15/2046	95,000	94,407

5.80%, 03/15/2056	70,000	70,170

5.95%, 03/15/2066	216,000	215,286

		1,113,595

Electronic Components–0.28%
Amphenol Corp., 4.13%, 11/15/2030	94,000	94,511

4.40%, 02/15/2033	168,000	168,463

5.00%, 01/15/2035	50,000	51,326

5.38%, 11/15/2054	22,000	21,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Bond Fund

	Principal
	Amount	Value

Electronic Components–(continued)
Corning, Inc., 5.45%, 11/15/2079	$149,000	$141,542

Sensata Technologies, Inc., 3.75%, 02/15/2031 (b)	58,000	54,720

		532,313

Electronic Equipment & Instruments–0.03%
Keysight Technologies, Inc., 5.35%, 07/30/2030	60,000	62,944

Electronic Manufacturing Services–0.10%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030 (b)	86,000	89,117

Jabil, Inc.,
3.00%, 01/15/2031	8,000	7,507

4.75%, 02/01/2033	90,000	89,698

		186,322

Environmental & Facilities Services–0.11%
GFL Environmental Holdings (US), Inc., 5.50%, 02/01/2034 (b)	55,000	55,266

Republic Services, Inc.,
5.00%, 12/15/2033	49,000	51,095

5.00%, 04/01/2034	2,000	2,075

Rollins, Inc., 5.25%, 02/24/2035	24,000	24,681

Veralto Corp., 5.35%, 09/18/2028	36,000	37,186

Wrangler Holdco Corp. (Canada), 6.63%, 04/01/2032 (b)	44,000	45,932

		216,235

Fertilizers & Agricultural Chemicals–0.11%
FMC Corp., 3.45%, 10/01/2029	13,000	11,485

Mosaic Co. (The),
4.35%, 01/15/2029	112,000	112,982

4.60%, 11/15/2030	87,000	88,128

		212,595

Financial Exchanges & Data–0.19%
Intercontinental Exchange, Inc.,
3.95%, 12/01/2028	61,000	61,072

4.60%, 03/15/2033	29,000	29,416

4.95%, 06/15/2052	56,000	51,425

5.20%, 06/15/2062	71,000	65,888

MSCI, Inc., 5.25%, 09/01/2035	85,000	85,139

Nasdaq, Inc.,
5.35%, 06/28/2028	11,000	11,329

5.55%, 02/15/2034	22,000	23,194

5.95%, 08/15/2053	13,000	13,484

6.10%, 06/28/2063	19,000	19,751

		360,698

Food Distributors–0.02%
Sysco Corp., 5.10%, 09/23/2030	29,000	30,113

Food Retail–0.12%
Alimentation Couche-Tard, Inc.
(Canada), 5.08%, 09/29/2035 (b)	148,000	150,364

Kroger Co. (The), 5.65%, 09/15/2064	72,000	69,658

		220,022

	Principal
	Amount	Value

Forest Products–0.03%
Georgia-Pacific LLC,
4.40%, 06/30/2028 (b)	$26,000	$26,323

4.95%, 06/30/2032 (b)	35,000	36,379

		62,702

Gas Utilities–0.36%
Atmos Energy Corp.,
5.90%, 11/15/2033	24,000	26,268

5.20%, 08/15/2035	95,000	99,240

6.20%, 11/15/2053	18,000	19,869

Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	46,000	48,415

Snam S.p.A. (Italy),
5.75%, 05/28/2035 (b)	214,000	226,529

6.50%, 05/28/2055 (b)	201,000	216,234

Southern Natural Gas Co. L.L.C., 5.45%, 08/01/2035 (b)	26,000	27,012

Southwest Gas Corp., 5.45%, 03/23/2028	17,000	17,479

		681,046

Gold–0.06%
New Gold, Inc. (Canada), 6.88%, 04/01/2032 (b)	115,000	122,641

Health Care Distributors–0.25%
Cardinal Health, Inc.,
4.50%, 09/15/2030	26,000	26,383

5.45%, 02/15/2034	24,000	25,253

5.15%, 09/15/2035	23,000	23,558

Cencora, Inc.,
3.95%, 02/13/2029	115,000	115,065

4.25%, 11/15/2030	84,000	84,336

McKesson Corp.,
4.65%, 05/30/2030	96,000	98,292

4.95%, 05/30/2032	91,000	94,933

		467,820

Health Care Equipment–0.72%
Abbott Laboratories,
3.70%, 03/09/2029	235,000	235,020

4.65%, 03/15/2036	271,000	271,190

5.50%, 03/15/2056	464,000	465,934

5.60%, 03/15/2066	152,000	152,189

GE HealthCare Technologies, Inc., 4.80%, 01/15/2031	42,000	43,051

Hologic, Inc., 3.25%, 02/15/2029 (b)	64,000	63,706

Smith & Nephew PLC (United Kingdom), 5.40%, 03/20/2034	6,000	6,257

Stryker Corp.,
4.25%, 09/11/2029	14,000	14,174

4.85%, 02/10/2030	29,000	29,922

5.20%, 02/10/2035	91,000	94,518

		1,375,961

Health Care Facilities–0.38%
Acadia Healthcare Co., Inc., 7.38%, 03/15/2033 (b)	34,000	35,142

Adventist Health System, 5.76%, 12/01/2034	33,000	34,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Bond Fund

	Principal
	Amount	Value

Health Care Facilities–(continued)
Ascension Health,
Series 2025, 4.29%, 11/15/2030	$114,000	$115,280

4.92%, 11/15/2035	78,000	79,577

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	108,000	66,566

Select Medical Corp., 6.25%, 12/01/2032 (b)	2,000	1,953

Tenet Healthcare Corp.,
4.25%, 06/01/2029	42,000	41,445

6.75%, 05/15/2031	47,000	48,928

5.50%, 11/15/2032 (b)	25,000	25,327

6.00%, 11/15/2033 (b)	5,000	5,170

Universal Health Services, Inc.,
4.63%, 10/15/2029	29,000	29,342

5.05%, 10/15/2034	104,000	103,436

UPMC,
5.04%, 05/15/2033	93,000	95,746

5.38%, 05/15/2043	31,000	31,037

		713,722

Health Care REITs–0.16%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	2,000	2,011

5.63%, 05/15/2054	6,000	5,809

Diversified Healthcare Trust, 7.25%, 10/15/2030 (b)	65,000	67,674

Healthpeak OP LLC, 5.38%, 02/15/2035	27,000	27,865

MPT Operating Partnership L.P./MPT

Finance Corp., 8.50%, 02/15/2032 (b)	11,000	11,781

National Health Investors, Inc., 5.35%, 02/01/2033	30,000	30,384

Omega Healthcare Investors, Inc.,
5.20%, 07/01/2030	95,000	97,460

3.25%, 04/15/2033	8,000	7,227

Ventas Realty L.P., 5.00%, 02/15/2036	61,000	61,012

		311,223

Health Care Services–1.12%
Cigna Group (The), 4.50%, 09/15/2030	79,000	80,093

CommonSpirit Health, 5.32%, 12/01/2034	121,000	125,023

5.55%, 12/01/2054	43,000	42,322

Community Health Systems, Inc.,
5.25%, 05/15/2030 (b)	40,000	38,463

4.75%, 02/15/2031 (b)	28,000	25,712

CVS Health Corp.,
5.00%, 01/30/2029	32,000	32,857

5.25%, 01/30/2031	9,000	9,382

5.45%, 09/15/2035	101,000	104,366

6.75%, 12/10/2054 (d)	62,000	64,527

7.00%, 03/10/2055 (d)	512,000	538,833

6.20%, 09/15/2055	102,000	104,632

6.25%, 09/15/2065	166,000	168,643

DaVita, Inc., 6.88%,
09/01/2032 (b)	27,000	28,072

6.75%, 07/15/2033 (b)	31,000	32,209

	Principal
	Amount	Value

Health Care Services–(continued)
HCA, Inc.,
4.30%, 11/15/2030	$30,000	$30,066

5.45%, 09/15/2034	16,000	16,619

5.75%, 03/01/2035	84,000	88,951

5.90%, 06/01/2053	80,000	78,835

6.20%, 03/01/2055	28,000	28,781

Icon Investments Six DAC,
5.81%, 05/08/2027	200,000	201,830

5.85%, 05/08/2029	210,000	215,061

Piedmont Healthcare, Inc., 2.86%, 01/01/2052	54,000	34,982

Quest Diagnostics, Inc., 6.40%, 11/30/2033	29,000	32,433

		2,122,692

Health Care Supplies–0.24%
180 Medical, Inc. (United Kingdom),
5.30%, 10/08/2035 (b)	210,000	211,532

Solventum Corp.,
5.40%, 03/01/2029	21,000	21,780

5.60%, 03/23/2034	124,000	129,699

5.90%, 04/30/2054	91,000	90,901

		453,912

Heavy Electrical Equipment–0.15%
GE Vernova, Inc.,
4.25%, 02/04/2031	69,000	69,501

4.88%, 02/04/2036	139,000	140,813

5.50%, 02/04/2056	75,000	74,464

		284,778

Highways & Railtracks–0.18%
Burlington Northern Santa Fe LLC,
5.20%, 04/15/2054	86,000	82,292

5.55%, 03/15/2056	56,000	56,249

5.80%, 03/15/2056	186,000	194,596

		333,137

Home Improvement Retail–0.03%
Home Depot, Inc. (The), 4.65%, 09/15/2035	49,000	49,076

Lowe’s Cos., Inc.,
5.63%, 04/15/2053	6,000	5,914

5.80%, 09/15/2062	5,000	4,969

5.85%, 04/01/2063	5,000	5,007

		64,966

Homebuilding–0.07%
Toll Brothers Finance Corp., 5.60%, 06/15/2035	131,000	138,702

Hotel & Resort REITs–0.15%
Phillips Edison Grocery Center Operating Partnership I L.P.,
5.25%, 08/15/2032	93,000	96,305

4.75%, 03/15/2033	82,000	82,172

5.75%, 07/15/2034	19,000	20,152

4.95%, 01/15/2035	40,000	40,062

RLJ Lodging Trust L.P., 4.00%, 09/15/2029 (b)	51,000	48,829

		287,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Bond Fund

	Principal
	Amount	Value

Hotels, Resorts & Cruise Lines–0.38%
Carnival Corp.,
5.88%, 06/15/2031 (b)	$11,000	$11,503

5.75%, 08/01/2032 (b)	8,000	8,312

6.13%, 02/15/2033 (b)	2,000	2,072

Expedia Group, Inc., 5.40%, 02/15/2035	71,000	71,773

Hilton Domestic Operating Co., Inc.,
5.88%, 04/01/2029 (b)	201,000	205,896

3.75%, 05/01/2029 (b)	200,000	194,839

6.13%, 04/01/2032 (b)	3,000	3,104

5.88%, 03/15/2033 (b)	113,000	116,392

Marriott International, Inc., 5.30%, 05/15/2034	25,000	26,003

Marriott Ownership Resorts, Inc., 6.50%, 10/01/2033 (b)	37,000	35,900

Royal Caribbean Cruises Ltd.,
6.25%, 03/15/2032 (b)	27,000	28,164

6.00%, 02/01/2033 (b)	23,000	23,831

		727,789

Housewares & Specialties–0.04%
Newell Brands, Inc.,
6.38%, 09/15/2027	15,000	15,265

6.63%, 09/15/2029	29,000	29,476

6.38%, 05/15/2030	40,000	40,155

		84,896

Independent Power Producers & Energy Traders–0.42%
AES Corp. (The), 5.80%, 03/15/2032	155,000	161,977

FIEMEX Energia - Banco Actinver S.A. Institucion de Banca Multiple (Mexico), 7.25%, 01/31/2041 (b)	212,959	222,365

Vistra Corp.,
7.00% (b)(d)(g)	92,000	93,159

8.00% (b)(d)(g)	28,000	28,542

Series C, 8.88% (b)(d)(g)	87,000	96,174

VoltaGrid LLC, 7.38%, 11/01/2030 (b)	189,000	197,441

		799,658

Industrial Conglomerates–0.28%
Honeywell International, Inc.,
4.95%, 09/01/2031	65,000	67,950

5.00%, 02/15/2033	29,000	30,261

Siemens Funding B.V. (Germany),
4.60%, 05/28/2030 (b)	200,000	205,008

5.20%, 05/28/2035 (b)	210,000	220,277

		523,496

Industrial Machinery & Supplies & Components–0.80%
Enpro, Inc., 6.13%, 06/01/2033 (b)	117,000	121,042

ESAB Corp., 6.25%, 04/15/2029 (b)	285,000	292,498

lngersoll Rand, Inc.,
5.20%, 06/15/2027	29,000	29,432

5.40%, 08/14/2028	9,000	9,311

Nordson Corp.,
5.60%, 09/15/2028	15,000	15,518

5.80%, 09/15/2033	25,000	26,741

nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	6,000	6,343

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029 (b)	293,000	289,121

	Principal
	Amount	Value

Industrial Machinery & Supplies & Components–(continued)
Stanley Black & Decker, Inc., 2.75%, 11/15/2050	$1,214,000	$735,475

		1,525,481

Industrial REITs–0.00%
LXP Industrial Trust, 6.75%, 11/15/2028	5,000	5,301

Insurance Brokers–0.49%
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 7.00%, 01/15/2031 (b)	86,000	87,621

Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033	18,000	18,842

Arthur J. Gallagher & Co.,
4.85%, 12/15/2029	15,000	15,372

5.00%, 02/15/2032	16,000	16,363

5.15%, 02/15/2035	26,000	26,369

5.55%, 02/15/2055	55,000	52,675

HUB International Ltd., 7.25%, 06/15/2030 (b)	83,000	85,658

Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	67,000	70,569

4.95%, 03/15/2036	259,000	261,403

6.25%, 11/01/2052	17,000	18,272

5.45%, 03/15/2053	18,000	17,339

5.70%, 09/15/2053	57,000	57,020

Willis North America, Inc.,
4.55%, 03/15/2031	104,000	104,123

5.15%, 03/15/2036	107,000	107,065

		938,691

Integrated Oil & Gas–1.21%
Ecopetrol S.A. (Colombia), 8.88%, 01/13/2033	347,000	368,509

Eni S.p.A. (Italy), 5.50%, 05/15/2034 (b)	217,000	227,577

Occidental Petroleum Corp.,
6.20%, 03/15/2040	140,000	146,016

4.63%, 06/15/2045	55,000	45,561

4.40%, 04/15/2046	29,000	23,750

4.10%, 02/15/2047	75,000	56,777

Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	186,000	200,257

6.63%, 06/15/2035	31,000	29,690

SA Global Sukuk Ltd. (Saudi Arabia),
4.13%, 09/17/2030 (b)	460,000	456,696

4.63%, 09/17/2035 (b)	210,000	206,300

Saudi Arabian Oil Co. (Saudi Arabia),
4.00%, 02/02/2029 (b)	200,000	200,149

4.75%, 06/02/2030 (b)	250,000	255,239

5.38%, 06/02/2035 (b)	73,000	75,837

		2,292,358

Integrated Telecommunication Services–2.43%
AT&T, Inc.,
5.40%, 02/15/2034	59,000	61,860

3.55%, 09/15/2055	948,000	642,538

6.05%, 08/15/2056	169,000	172,152

Bell Canada (Canada),
6.88%, 09/15/2055 (d)	68,000	71,038

7.00%, 09/15/2055 (d)	30,000	31,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Bond Fund

	Principal
	Amount	Value

Integrated Telecommunication Services–(continued)
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081 (b)(d)	$270,000	$266,530

Cipher Compute LLC, 7.13%, 11/15/2030 (b)	66,000	68,877

FiberCop S.p.A. (Italy), 6.00%, 09/30/2034 (b)	200,000	196,549

Iliad Holding S.A.S. (France), 7.00%, 10/15/2028 (b)	200,000	202,780

Level 3 Financing, Inc.,
6.88%, 06/30/2033 (b)	65,000	67,370

7.00%, 03/31/2034 (b)	73,500	76,462

8.50%, 01/15/2036 (b)	25,000	26,057

NTT Finance Corp. (Japan), 5.50%, 07/16/2035 (b)	212,000	221,576

SV RNO Property Owner 1 LLC, 5.88%, 03/01/2031 (b)	148,000	148,767

Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	57,000	60,583

Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	226,000	255,859

TELUS Corp. (Canada),
6.38%, 06/09/2056 (d)	124,000	126,316

6.63%, 06/09/2056 (d)	269,000	271,274

Uniti Services LLC, 7.50%, 10/15/2033 (b)	119,000	123,898

Verizon Communications, Inc.,
4.50%, 08/10/2033	733,000	731,374

5.25%, 04/02/2035	169,000	174,072

5.00%, 01/15/2036	138,000	138,665

3.40%, 03/22/2041	13,000	10,358

5.75%, 11/30/2045	231,000	233,647

5.88%, 11/30/2055	65,543	66,028

3.70%, 03/22/2061	24,000	16,618

6.00%, 11/30/2065	90,000	90,419

WULF Compute LLC, 7.75%, 10/15/2030 (b)	65,000	68,885

		4,622,320

Interactive Media & Services–2.19%
Alphabet, Inc., 4.10%, 02/15/2031	293,000	294,993

4.38%, 11/15/2032	18,000	18,251

4.40%, 02/15/2033	326,000	328,969

4.70%, 11/15/2035	65,000	65,841

4.80%, 02/15/2036	200,000	203,363

5.35%, 11/15/2045	126,000	126,622

5.45%, 11/15/2055	81,000	80,572

5.65%, 02/15/2056	448,000	458,751

5.30%, 05/15/2065	69,000	65,498

Baidu, Inc. (China), 1.72%, 04/09/2026	210,000	209,500

Discovery Global Holdings, Inc.,
4.28%, 03/15/2032	19,000	17,480

5.05%, 03/15/2042	388,000	273,540

5.14%, 03/15/2052	19,000	12,492

Flutter Treasury DAC (Ireland), 5.88%, 06/04/2031 (b)	331,000	330,265

Getty Images, Inc., 10.50%, 11/15/2030 (b)	66,000	58,475

	Principal
	Amount	Value

Interactive Media & Services–(continued)
Match Group Holdings II LLC,
3.63%, 10/01/2031 (b)	$5,000	$4,541

6.13%, 09/15/2033 (b)	2,000	1,996

Meta Platforms, Inc.,
4.55%, 08/15/2031	20,000	20,490

4.75%, 08/15/2034	51,000	51,807

4.88%, 11/15/2035	367,000	370,794

4.45%, 08/15/2052	122,000	100,213

5.40%, 08/15/2054	74,000	69,922

5.63%, 11/15/2055	272,000	266,450

4.65%, 08/15/2062	96,000	78,088

5.75%, 05/15/2063	91,000	88,590

5.55%, 08/15/2064	129,000	121,642

5.75%, 11/15/2065	446,000	434,822

		4,153,967

Internet Services & Infrastructure–0.67%
Beignet Investor LLC, 6.58%, 05/30/2049 (b)	1,156,000	1,228,428

CoreWeave, Inc.,
9.25%, 06/01/2030 (b)	22,000	21,571

9.00%, 02/01/2031 (b)	21,000	20,288

		1,270,287

Investment Banking & Brokerage–3.06%
Charles Schwab Corp. (The),
4.34%, 11/14/2031 (d)	74,000	74,494

Series K, 5.00% (d)(g)	64,000	64,072

Goldman Sachs Group, Inc. (The),
4.52% (SOFR + 0.81%), 03/09/2027 (e)	8,000	8,002

4.99% (SOFR + 1.29%), 04/23/2028 (e)	4,000	4,031

4.15%, 01/21/2029 (d)	288,000	288,194

5.73%, 04/25/2030 (d)	36,000	37,618

5.05%, 07/23/2030 (d)	51,000	52,328

4.69%, 10/23/2030 (d)	40,000	40,658

5.21%, 01/28/2031 (d)	65,000	67,367

5.22%, 04/23/2031 (d)	147,000	152,204

4.37%, 10/21/2031 (d)	259,000	259,221

4.52%, 01/21/2032 (d)	269,000	270,720

5.85%, 04/25/2035 (d)	53,000	56,529

5.33%, 07/23/2035 (d)	58,000	59,890

5.54%, 01/28/2036 (d)	7,000	7,324

4.94%, 10/21/2036 (d)	6,000	5,981

5.39%, 02/02/2041 (d)	444,000	440,820

4.80%, 07/08/2044	7,000	6,473

5.54%, 01/21/2047 (d)	222,000	221,091

5.73%, 01/28/2056 (d)	170,000	172,230

Series T, 3.80% (d)(g)	13,000	13,014

Series W, 7.50% (d)(g)	303,000	324,110

Series X, 7.50% (d)(g)	254,000	270,529

Jefferies Financial Group, Inc., 4.15%, 01/23/2030	25,000	24,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Bond Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–(continued)
Morgan Stanley,
5.12%, 02/01/2029 (d)	$19,000	$19,399

4.99%, 04/12/2029 (d)	39,000	39,715

5.16%, 04/20/2029 (d)	74,000	75,687

5.45%, 07/20/2029 (d)	19,000	19,594

6.41%, 11/01/2029 (d)	33,000	34,945

4.24%, 01/09/2030 (d)	366,000	367,329

5.17%, 01/16/2030 (d)	22,000	22,618

5.04%, 07/19/2030 (d)	38,000	39,106

4.65%, 10/18/2030 (d)	61,000	62,006

5.19%, 04/17/2031 (d)	117,000	121,224

4.49%, 01/16/2032 (d)	291,000	292,751

5.25%, 04/21/2034 (d)	89,000	92,239

5.42%, 07/21/2034 (d)	50,000	52,237

5.47%, 01/18/2035 (d)	46,000	48,169

5.83%, 04/19/2035 (d)	48,000	51,310

5.32%, 07/19/2035 (d)	79,000	81,828

5.59%, 01/18/2036 (d)	4,000	4,207

5.66%, 04/17/2036 (d)	5,000	5,286

5.07%, 01/30/2037 (d)	388,000	391,459

5.95%, 01/19/2038 (d)	33,000	34,800

5.31%, 01/18/2041 (d)	175,000	174,177

Series I, 4.36%, 10/22/2031 (d)	271,000	271,694

4.89%, 10/22/2036 (d)	8,000	7,962

Nomura Holdings, Inc. (Japan),
4.90%, 07/01/2030	244,000	249,709

5.49%, 06/29/2035	200,000	208,750

Raymond James Financial, Inc.,
4.90%, 09/11/2035	127,000	126,846

		5,816,545

IT Consulting & Other Services–0.87%
International Business Machines Corp.,
4.00%, 02/03/2029	110,000	110,412

4.80%, 02/10/2030	422,000	432,530

4.30%, 02/03/2031	324,000	325,905

4.95%, 02/03/2036	519,000	520,213

5.70%, 02/10/2055	71,000	69,993

5.80%, 02/03/2056	195,000	195,456

		1,654,509

Leisure Facilities–0.07%
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co., 6.63%, 05/01/2032 (b)	66,000	67,141

Vail Resorts, Inc., 5.63%, 07/15/2030 (b)	60,000	61,090

		128,231

Leisure Products–0.01%
Brunswick Corp., 5.85%, 03/18/2029	21,000	21,847

Life & Health Insurance–3.19%
200 Park Funding Trust, 5.74%, 02/15/2055 (b)	220,000	218,047

American National Global Funding, 5.55%, 01/28/2030 (b)	28,000	28,722

	Principal
	Amount	Value

Life & Health Insurance–(continued)
American National Group, Inc.,
5.00%, 06/15/2027	$27,000	$27,171

6.00%, 07/15/2035	186,000	184,668

7.00%, 12/01/2055 (d)	104,000	103,186

Athene Global Funding, 5.58%, 01/09/2029 (b)	42,000	42,955

Athene Holding Ltd.,
6.15%, 04/03/2030	8,000	8,389

6.25%, 04/01/2054	51,000	47,647

Constellation Global Funding, 4.85%, 10/22/2030 (b)	161,000	160,919

Corebridge Global Funding,
5.00% (SOFR + 1.30%), 09/25/2026 (b)(e)	110,000	110,552

5.90%, 09/19/2028 (b)	25,000	26,105

5.20%, 01/12/2029 (b)	37,000	38,109

5.20%, 06/24/2029 (b)	32,000	32,889

Dai-ichi Life Insurance Co. Ltd. (The) (Japan), 6.20% (b)(d)(g)	211,000	220,736

Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026 (b)	1,080,000	1,073,771

GA Global Funding Trust, 5.50%, 01/08/2029 (b)	152,000	155,878

4.50%, 09/18/2030 (b)	410,000	403,766

High Street Funding Trust III, 5.81%, 02/15/2055 (b)	108,000	105,371

Lincoln Financial Global Funding, 4.63%, 08/18/2030 (b)	53,000	53,211

MAG Mutual Holding Co.,
4.75%, 04/30/2041 (b)(h)	1,039,000	955,880

MassMutual Global Funding II, 4.55%, 05/07/2030 (b)	238,000	242,346

MetLife, Inc.,
5.00%, 07/15/2052	19,000	17,168

5.25%, 01/15/2054	115,000	108,184

Series G, 6.35%, 03/15/2055 (d)	129,000	134,046

New York Life Global Funding, 4.55%, 01/28/2033 (b)	84,000	84,728

Nippon Life Insurance Co. (Japan),
5.95%, 04/16/2054 (b)(d)	281,000	293,324

6.50%, 04/30/2055 (b)(d)	200,000	215,198

Pacific Life Global Funding II, 4.34% (SOFR + 0.62%), 06/04/2026 (b)(e)	22,000	22,023

Pricoa Global Funding I, 4.65%, 08/27/2031 (b)	150,000	152,790

Protective Life Corp.,
4.70%, 01/15/2031 (b)	103,000	104,056

5.35%, 12/15/2035 (b)	160,000	162,609

Prudential Financial, Inc., 5.20%, 03/14/2035	189,000	193,734

Sammons Financial Group, Inc., 4.75%, 04/08/2032 (b)	6,000	5,864

Wynnton Funding Trust, 5.25%, 08/15/2035 (b)	325,000	329,094

		6,063,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Bond Fund

	Principal
	Amount	Value

Life Sciences Tools & Services–0.15%
Thermo Fisher Scientific, Inc.,
4.22%, 02/12/2031	$79,000	$79,666

4.55%, 06/15/2033	85,000	85,991

4.90%, 02/12/2036	127,000	129,252

		294,909

Managed Health Care–0.13%
Molina Healthcare, Inc., 6.25%, 01/15/2033 (b)	20,000	19,690

UnitedHealth Group, Inc.,
4.25%, 01/15/2029	17,000	17,187

5.30%, 02/15/2030	61,000	63,869

5.35%, 02/15/2033	109,000	114,471

4.50%, 04/15/2033	15,000	14,986

5.63%, 07/15/2054	20,000	19,746

		249,949

Marine Transportation–0.14%
A.P. Moller - Maersk A/S, 5.88%, 09/14/2033 (b)	42,000	45,246

Danaos Corp. (Greece), 6.88%, 10/15/2032 (b)	67,000	69,153

NCL Corp. Ltd., 5.88%, 01/15/2031 (b)	2,000	2,022

6.75%, 02/01/2032 (b)	3,000	3,092

6.25%, 09/15/2033 (b)	2,000	2,020

Stena International S.A. (Sweden), 7.63%, 02/15/2031 (b)	9,000	9,384

Viking Cruises Ltd., 5.88%, 10/15/2033 (b)	136,000	138,821

		269,738

Metal, Glass & Plastic Containers–0.15%
Smurfit Kappa Treasury Unlimited Co. (Ireland),
5.20%, 01/15/2030	139,000	144,105

5.44%, 04/03/2034	128,000	133,541

		277,646

Movies & Entertainment–0.04%
Netflix, Inc., 5.40%, 08/15/2054	17,000	16,945

Starz Capital Holdings 1, Inc., 6.00%, 04/15/2030 (b)	65,000	60,531

		77,476

Multi-Family Residential REITs–0.12%
AvalonBay Communities, Inc.,
5.00%, 02/15/2033	16,000	16,585

5.30%, 12/07/2033	68,000	71,662

ERP Operating L.P., 4.95%, 06/15/2032	45,000	46,488

Mid-America Apartments L.P., 5.30%, 02/15/2032	74,000	77,745

UDR, Inc., 5.13%, 09/01/2034	20,000	20,436

		232,916

Multi-line Insurance–0.01%
American International Group, Inc., 4.85%, 05/07/2030	28,000	28,746

Multi-Utilities–0.85%
Ameren Illinois Co., 4.95%, 06/01/2033	28,000	28,913

	Principal
	Amount	Value

Multi-Utilities–(continued)
Black Hills Corp., 6.15%, 05/15/2034	$97,000	$105,504

CenterPoint Energy, Inc., 5.95%, 04/01/2056 (d)	52,000	52,649

Dominion Energy, Inc.,
5.38%, 11/15/2032	86,000	90,112

6.00%, 02/15/2056 (d)	159,000	161,438

6.20%, 02/15/2056 (d)	87,000	88,606

DTE Electric Co.,
5.20%, 03/01/2034	29,000	30,317

5.85%, 05/15/2055	20,000	20,795

DTE Energy Co.,
4.95%, 07/01/2027	18,000	18,221

5.85%, 06/01/2034	19,000	20,443

ENGIE S.A. (France),
5.25%, 04/10/2029 (b)	205,000	212,891

5.63%, 04/10/2034 (b)	200,000	210,926

5.88%, 04/10/2054 (b)	205,000	210,254

NiSource, Inc.,
5.25%, 03/30/2028	8,000	8,205

5.35%, 04/01/2034	58,000	60,568

5.85%, 04/01/2055	44,000	44,409

Public Service Enterprise Group, Inc., 6.13%, 10/15/2033	5,000	5,430

Sempra,
6.88%, 10/01/2054 (d)	91,000	93,797

6.38%, 04/01/2056 (d)	33,000	33,798

WEC Energy Group, Inc., 4.75%, 01/15/2028	107,000	108,666

		1,605,942

Office REITs–0.31%
Boston Properties L.P., Conv., 2.00%, 10/01/2030 (b)	164,000	154,980

COPT Defense Properties L.P., 4.50%, 10/15/2030	30,000	30,140

Cousins Properties L.P.,
5.38%, 02/15/2032	18,000	18,589

4.88%, 03/01/2033	170,000	168,431

5.88%, 10/01/2034	49,000	51,353

Piedmont Operating Partnership L.P.,
6.88%, 07/15/2029	32,000	34,026

5.63%, 01/15/2033	136,000	136,733

		594,252

Oil & Gas Drilling–0.07%
Summit Midstream Holdings LLC, 8.63%, 10/31/2029 (b)	57,000	59,696

Transocean International Ltd., 7.88%, 10/15/2032 (b)	62,000	66,602

		126,298

Oil & Gas Equipment & Services–0.15%
Bristow Group, Inc., 6.75%, 02/01/2033 (b)	226,000	229,453

Tidewater, Inc., 9.13%, 07/15/2030 (b)	55,000	59,540

		288,993

Oil & Gas Exploration & Production–0.60%
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029 (b) 3,000		3,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Bond Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)
Antero Resources Corp., 5.40%, 02/01/2036	$136,000	$136,224

Caturus Energy LLC, 8.50%, 02/15/2030 (b)	95,000	99,329

Comstock Resources, Inc., 6.75%, 03/01/2029 (b)	57,000	56,822

ConocoPhillips Co., 5.70%, 09/15/2063	20,000	19,915

Diamondback Energy, Inc.,
5.15%, 01/30/2030	28,000	29,074

5.90%, 04/18/2064	24,000	23,571

EOG Resources, Inc.,
4.40%, 07/15/2028	28,000	28,377

5.35%, 01/15/2036	71,000	73,814

5.95%, 07/15/2055	42,000	43,932

Expand Energy Corp., 5.38%, 03/15/2030	17,000	17,261

Hilcorp Energy I L.P./Hilcorp Finance Co.,
8.38%, 11/01/2033 (b)	65,000	68,631

6.88%, 05/15/2034 (b)	17,000	16,654

7.25%, 02/15/2035 (b)	27,000	26,759

Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028 (b)	278,000	272,025

Var Energi ASA (Norway), 5.88%, 05/22/2030 (b)	200,000	210,191

Woodside Finance Ltd. (Australia), 5.70%, 05/19/2032	17,000	18,021

		1,143,757

Oil & Gas Refining & Marketing–0.27%
Empresa Nacional del Petroleo (Chile), 5.95%, 07/30/2034 (b)	210,000	221,043

Sunoco L.P.,
5.63%, 03/15/2031 (b)	43,000	43,390

6.25%, 07/01/2033 (b)	45,000	46,371

5.88%, 03/15/2034 (b)	50,000	50,224

7.88% (b)(d)(g)	153,000	158,270

		519,298

Oil & Gas Storage & Transportation–3.15%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
6.63%, 02/01/2032 (b)	93,000	96,729

5.75%, 10/15/2033 (b)	7,000	7,109

5.75%, 07/01/2034 (b)	101,000	102,626

Columbia Pipelines Operating Co. LLC, 5.70%, 10/01/2054 (b)	75,000	73,896

Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	20,000	19,771

El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	24,000	28,896

Enbridge, Inc. (Canada),
5.70%, 03/08/2033	60,000	63,788

7.63%, 01/15/2083 (d)	77,000	84,626

Series NC5, 8.25%, 01/15/2084 (d)	77,000	82,999

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)
Energy Transfer L.P.,
5.55%, 02/15/2028	$8,000	$8,238

6.40%, 12/01/2030	8,000	8,715

4.55%, 01/15/2031	91,000	91,892

5.55%, 05/15/2034	45,000	46,835

5.35%, 01/15/2036	86,000	87,469

5.00%, 05/15/2050	66,000	56,463

5.95%, 05/15/2054	76,000	73,422

8.00%, 05/15/2054 (d)	148,000	158,880

6.05%, 09/01/2054	103,000	100,785

7.13%, 10/01/2054 (d)	450,000	466,245

6.50%, 02/15/2056 (d)	403,000	407,460

6.75%, 02/15/2056 (d)	292,000	298,602

Enterprise Products Operating LLC,
4.60%, 01/15/2031	132,000	134,987

5.35%, 01/31/2033	7,000	7,402

5.20%, 01/15/2036	146,000	150,577

4.20%, 01/31/2050	63,000	51,799

Series D,
6.88%, 03/01/2033	23,000	26,425

6.90% (3 mo. Term SOFR + 3.25%), 08/16/2077 (e)	79,000	78,970

Excelerate Energy L.P., 8.00%, 05/15/2030 (b)	56,000	59,388

Florida Gas Transmission Co. LLC, 5.75%, 07/15/2035 (b)	116,000	122,401

Genesis Energy L.P./Genesis Energy Finance Corp.,
7.88%, 05/15/2032	46,000	48,182

8.00%, 05/15/2033	40,000	42,317

6.75%, 03/15/2034	46,000	46,556

Global Partners L.P./GLP Finance Corp., 7.13%, 07/01/2033 (b)	60,000	62,194

GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
5.85%, 02/23/2036 (b)	205,000	215,499

6.13%, 02/23/2038 (b)	200,000	213,077

6.51%, 02/23/2042 (b)	200,000	219,469

Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035 (b)	132,000	137,559

Kinder Morgan, Inc.,
5.15%, 06/01/2030	22,000	22,900

7.80%, 08/01/2031	33,000	38,673

5.20%, 06/01/2033	7,000	7,307

5.85%, 06/01/2035	22,000	23,660

MPLX L.P.,
4.80%, 02/15/2029	27,000	27,529

4.80%, 02/15/2031	123,000	125,599

5.40%, 09/15/2035	184,000	187,985

4.70%, 04/15/2048	71,000	59,951

5.50%, 02/15/2049	101,000	94,664

4.95%, 03/14/2052	91,000	78,247

5.65%, 03/01/2053	12,000	11,353

NGL Energy Operating LLC/NGL Energy Finance Corp., 8.38%, 02/15/2032 (b)	5,000	5,248

Northern Natural Gas Co.,
3.40%, 10/16/2051 (b)	12,000	8,357

5.63%, 02/01/2054 (b)	20,000	19,798

Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032 (b)	56,000	57,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Bond Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)
ONEOK Partners L.P., 6.85%, 10/15/2037	$75,000	$84,522

ONEOK, Inc., 6.63%, 09/01/2053	107,000	113,515

Prairie Acquiror L.P., 9.00%, 08/01/2029 (b)	56,000	58,672

South Bow Canadian Infrastructure Holdings Ltd. (Canada), 7.63%, 03/01/2055 (d)	107,000	111,564

South Bow USA Infrastructure Holdings LLC (Canada),
5.58%, 10/01/2034	24,000	24,456

6.18%, 10/01/2054	59,000	57,853

Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	19,000	20,330

Series B, 5.10%, 09/15/2035	59,000	60,115

Targa Resources Corp., 5.50%, 02/15/2035	2,000	2,070

Venture Global LNG, Inc.,
9.50%, 02/01/2029 (b)	2,000	2,146

9.88%, 02/01/2032 (b)	87,000	92,235

9.00% (b)(d)(g)	78,000	68,274

Venture Global Plaquemines LNG LLC,
6.13%, 12/15/2030 (b)	46,000	47,807

7.50%, 05/01/2033 (b)	2,000	2,220

6.50%, 01/15/2034 (b)	6,000	6,318

7.75%, 05/01/2035 (b)	2,000	2,269

6.75%, 01/15/2036 (b)	79,000	84,199

Western Midstream Operating L.P.,
4.80%, 03/01/2031	97,000	97,855

6.15%, 04/01/2033	40,000	42,818

5.45%, 11/15/2034	22,000	22,390

5.50%, 12/15/2035	83,000	83,748

Williams Cos., Inc. (The),
5.30%, 08/15/2028	49,000	50,599

4.80%, 11/15/2029	28,000	28,720

4.65%, 08/15/2032	10,000	10,125

5.65%, 03/15/2033	6,000	6,351

5.80%, 11/15/2054	24,000	23,904

6.00%, 03/15/2055	26,000	26,693

		5,982,907

Other Specialized REITs–0.20%
Iron Mountain, Inc.,
4.88%, 09/15/2027 (b)	200,000	200,045

7.00%, 02/15/2029 (b)	63,000	64,694

4.50%, 02/15/2031 (b)	62,000	59,846

6.25%, 01/15/2033 (b)	59,000	60,326

		384,911

Other Specialty Retail–0.07%
Michaels Companies, Inc. (The),
8.50%, 03/15/2033 (b)	58,000	56,469

11.00%, 03/15/2034 (b)	12,000	11,227

SGUS LLC, 11.00%, 12/31/2049 (b)(c)	15,360	422

Tractor Supply Co., 5.25%, 05/15/2033	19,000	19,752

VSP Optical Group, Inc., 5.45%, 12/01/2035 (b)	45,000	45,802

		133,672

	Principal
	Amount	Value

Packaged Foods & Meats–1.42%
Campbell’s Co. (The),
5.20%, 03/21/2029	$2,000	$2,058

3.13%, 04/24/2050	148,000	97,772

5.25%, 10/13/2054	36,000	32,721

General Mills, Inc., 3.00%, 02/01/2051	1,099,000	722,075

Hormel Foods Corp., 3.05%, 06/03/2051	1,088,000	729,211

JBS N.V./JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings,
6.25%, 03/01/2056	248,000	253,547

6.38%, 04/15/2066	115,000	117,198

Mars, Inc.,
4.80%, 03/01/2030 (b)	42,000	43,184

5.00%, 03/01/2032 (b)	34,000	35,228

5.20%, 03/01/2035 (b)	154,000	159,517

5.65%, 05/01/2045 (b)	22,000	22,528

5.70%, 05/01/2055 (b)	309,000	313,564

5.80%, 05/01/2065 (b)	71,000	72,782

McCormick & Co., Inc.,
4.15%, 02/15/2029	71,000	71,485

4.70%, 10/15/2034	28,000	28,005

		2,700,875

Paper & Plastic Packaging Products & Materials–0.05%
Clydesdale Acquisition Holdings, Inc.,
8.75%, 04/15/2030 (b)	33,000	32,882

6.75%, 04/15/2032 (b)	67,000	67,559

		100,441

Paper Products–0.00%
Magnera Corp., 7.25%, 11/15/2031 (b)	5,000	4,899

Passenger Airlines–0.96%
American Airlines Pass-Through Trust, Series 2021-1, Class B, 3.95%, 07/11/2030	33,565	32,666

Series 2021-1, Class A, 2.88%, 07/11/2034	69,047	63,840

Series B, 5.65%, 11/11/2034	59,000	60,578

4.90%, 05/11/2038	149,000	150,083

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029 (b)	102,000	103,223

AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029 (b)	28,000	28,482

5.31%, 10/20/2031 (b)	30,000	30,601

British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035 (b)	48,718	45,375

CHC Group LLC, 11.75%, 09/01/2030 (b)	66,000	65,160

Delta Air Lines, Inc.,
4.95%, 07/10/2028	147,000	149,478

5.25%, 07/10/2030	33,000	34,042

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/2028 (b)	83,622	84,374

United Airlines Holdings, Inc.,
4.88%, 03/01/2029	314,000	317,050

5.38%, 03/01/2031	182,000	185,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Bond Fund

	Principal
	Amount	Value

Passenger Airlines–(continued)
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	$30,607	$31,363

Series 2018-1, Class AA, 3.50%, 03/01/2030	52,788	52,116

Series 2019-1, Class A, 4.55%, 08/25/2031	91,280	89,775

Series 2019-1, Class AA, 4.15%, 08/25/2031	123,490	123,103

Series 24-A, 5.88%, 02/15/2037	82,698	85,833

Series AA, 5.45%, 02/15/2037	79,878	83,807

		1,816,736

Passenger Ground Transportation–0.02%
Uber Technologies, Inc., 4.80%, 09/15/2035	33,000	32,866

Personal Care Products–0.11%
Opal Bidco SAS (France), 6.50%, 03/31/2032 (b)	200,000	206,129

Pharmaceuticals–1.78%
1261229 BC Ltd., 10.00%, 04/15/2032 (b)	65,000	67,276

Amneal Pharmaceuticals LLC, 6.88%, 08/01/2032 (b)	65,000	68,418

AstraZeneca Finance LLC (United Kingdom), 4.90%, 02/26/2031	43,000	44,742

Bristol-Myers Squibb Co., 5.90%, 11/15/2033	2,000	2,197

Eli Lilly and Co.,
5.00%, 02/09/2054	2,000	1,880

5.55%, 10/15/2055	23,000	23,400

5.10%, 02/09/2064	62,000	57,817

5.20%, 08/14/2064	20,000	18,911

5.65%, 10/15/2065	22,000	22,289

EMD Finance LLC (Germany),
4.13%, 08/15/2028 (b)	151,000	151,769

4.38%, 10/15/2030 (b)	313,000	315,836

4.63%, 10/15/2032 (b)	150,000	151,927

Endo Finance Holdings L.P., 8.50%, 04/15/2031 (b)	53,000	56,362

Merck & Co., Inc.,
4.15%, 03/15/2031	295,000	297,075

4.45%, 12/04/2032	64,000	64,882

4.75%, 12/04/2035	96,000	96,911

5.15%, 05/17/2063	18,000	16,787

5.70%, 12/04/2065	93,000	93,463

Novartis Capital Corp.,
4.20%, 09/18/2034	69,000	68,496

4.70%, 09/18/2054	47,000	42,607

Pfizer, Inc.,
4.20%, 11/15/2030	171,000	172,794

4.50%, 11/15/2032	195,000	198,344

5.60%, 11/15/2055	194,000	195,822

5.70%, 11/15/2065	211,000	209,856

Takeda U.S. Financing, Inc.,
5.20%, 07/07/2035	411,000	422,905

5.90%, 07/07/2055	226,000	233,398

Teva Pharmaceutical Finance Netherlands III B.V. (Israel), 4.10%, 10/01/2046	88,000	67,695

	Principal
	Amount	Value

Pharmaceuticals–(continued)
Teva Pharmaceuticals Finance Netherlands B.V. (Israel), 6.00%, 12/01/2032	$214,000	$227,247

		3,391,106

Property & Casualty Insurance–0.34%
Asurion LLC and Asurion Co-Issuer, Inc.,
8.00%, 12/31/2032 (b)	97,000	101,963

8.38%, 02/01/2034 (b)	90,000	89,621

CNA Financial Corp., 5.20%, 08/15/2035	200,000	201,331

Fairfax Financial Holdings Ltd. (Canada), 6.10%, 03/15/2055	120,000	120,286

Hanover Insurance Group, Inc. (The), 5.50%, 09/01/2035	49,000	50,096

Travelers Cos., Inc. (The),
5.05%, 07/24/2035	23,000	23,556

5.45%, 05/25/2053	18,000	17,951

5.70%, 07/24/2055	36,000	37,049

		641,853

Rail Transportation–0.19%
Canadian Pacific Railway Co. (Canada), 5.20%, 03/30/2035	58,000	60,853

Norfolk Southern Corp.,
5.55%, 03/15/2034	3,000	3,194

5.95%, 03/15/2064	3,000	3,114

TTX Co., 5.05%, 11/15/2034 (b)	277,000	287,686

Union Pacific Corp., 5.15%, 01/20/2063	8,000	7,460

		362,307

Real Estate Development–0.16%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031 (b)	53,000	56,130

Essential Properties L.P., 5.40%, 12/01/2035	22,000	22,433

Greystar Real Estate Partners LLC, 7.75%, 09/01/2030 (b)	53,000	55,552

Prologis Targeted U.S. Logistics Fund L.P.,
4.25%, 01/15/2031 (b)	69,000	69,121

4.75%, 01/15/2036 (b)	108,000	106,868

		310,104

Regional Banks–0.79%
Citizens Financial Group, Inc.,
3.25%, 04/30/2030	7,000	6,735

5.30%, 01/29/2036 (d)	33,000	33,463

5.64%, 05/21/2037 (d)	76,000	78,187

Huntington Bancshares, Inc.,
4.62%, 01/28/2032 (d)	400,000	403,885

5.61%, 01/28/2041 (d)	228,000	229,190

Pinnacle Financial Partners, Inc., 6.17%, 11/01/2030 (d)	21,000	22,027

Regions Financial Corp., 5.72%, 06/06/2030 (d)	31,000	32,484

Truist Financial Corp., 4.60%, 01/27/2032 (d)	170,000	171,836

Zions Bancorp. N.A., 6.82%, 11/19/2035 (d)	253,000	269,543

Zions Bancorporation N.A., 4.70%, 08/18/2028 (d)	259,000	260,498

		1,507,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Bond Fund

	Principal
	Amount	Value

Reinsurance–0.44%
Fortitude Global Funding, 4.63%, 10/06/2028 (b)	$184,000	$184,686

Fortitude Group Holdings LLC, 6.25%, 04/01/2030 (b)	29,000	30,138

Global Atlantic (Fin) Co.,
4.40%, 10/15/2029 (b)	119,000	117,203

3.13%, 06/15/2031 (b)	6,000	5,414

6.75%, 03/15/2054 (b)	124,000	116,733

Reinsurance Group of America, Inc., 6.38%, 09/15/2056 (d)	60,000	60,081

RGA Global Funding, 5.00%, 08/25/2032 (b)	307,000	312,609

		826,864

Renewable Electricity–0.10%
Idaho Power Co., 5.20%, 08/15/2034	25,000	26,164

Southern Power Co.,
Series A, 4.25%, 10/01/2030	84,000	84,458

Series B, 4.90%, 10/01/2035	89,000	88,730

		199,352

Research & Consulting Services–0.07%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029 (b)	39,000	32,035

Verisk Analytics, Inc., 4.45%, 03/15/2031	99,000	99,512

		131,547

Restaurants–0.30%
1011778 BC ULC/New Red Finance, Inc. (Canada),
5.63%, 09/15/2029 (b)	2,000	2,038

4.00%, 10/15/2030 (b)	95,000	91,289

McDonald’s Corp.,
4.40%, 02/12/2031	187,000	190,118

4.95%, 03/03/2035	77,000	78,961

5.00%, 02/13/2036	194,000	198,850

		561,256

Retail REITs–0.55%
Agree L.P., 5.63%, 06/15/2034	28,000	29,563

Brixmor Operating Partnership L.P.,
4.85%, 02/15/2033	42,000	42,387

5.75%, 02/15/2035	21,000	22,270

Kimco Realty OP LLC,
2.25%, 12/01/2031	7,000	6,315

4.85%, 03/01/2035	45,000	45,530

5.30%, 02/01/2036	192,000	199,672

Kite Realty Group L.P.,
4.95%, 12/15/2031	26,000	26,643

5.50%, 03/01/2034	17,000	17,760

Kite Realty Group Trust, 4.75%, 09/15/2030	19,000	19,395

NNN REIT, Inc.,
5.60%, 10/15/2033	23,000	24,259

5.50%, 06/15/2034	28,000	29,282

	Principal
	Amount	Value

Retail REITs–(continued)
Realty Income Corp.,
4.85%, 03/15/2030	$7,000	$7,227

5.63%, 10/13/2032	29,000	31,013

4.50%, 02/01/2033	162,000	162,387

5.13%, 04/15/2035	25,000	25,733

5.38%, 09/01/2054	19,000	18,658

Regency Centers L.P.,
5.00%, 07/15/2032	41,000	42,290

4.50%, 03/15/2033	93,000	93,060

5.25%, 01/15/2034	27,000	28,039

5.10%, 01/15/2035	22,000	22,553

Simon Property Group L.P., 4.75%, 09/26/2034	151,000	152,101

		1,046,137

Security & Alarm Services–0.17%
Brink’s Co. (The),
4.63%, 10/15/2027 (b)	200,000	200,331

6.50%, 06/15/2029 (b)	53,000	54,620

6.75%, 06/15/2032 (b)	63,000	65,255

		320,206

Self-Storage REITs–0.57%
Americold Realty Operating Partnership L.P.,
5.60%, 05/15/2032	59,000	60,491

5.41%, 09/12/2034	28,000	27,766

Extra Space Storage L.P.,
5.70%, 04/01/2028	14,000	14,462

2.55%, 06/01/2031	7,000	6,398

4.95%, 01/15/2033	64,000	65,041

5.40%, 02/01/2034	70,000	72,236

Goodman US Finance Six LLC (Australia), 5.13%, 10/07/2034 (b)	20,000	20,403

Prologis L.P.,
4.75%, 01/15/2031	115,000	118,682

4.63%, 01/15/2033	94,000	95,426

4.75%, 06/15/2033	87,000	88,901

5.13%, 01/15/2034	28,000	29,033

5.00%, 03/15/2034	144,000	148,172

5.00%, 01/31/2035	84,000	86,109

5.25%, 05/15/2035	95,000	99,017

5.25%, 03/15/2054	92,000	88,732

Public Storage Operating Co., 5.35%, 08/01/2053	61,000	60,023

		1,080,892

Semiconductors–2.44%
AP Grange Holdings LLC,
6.50%, 03/20/2045 (b)	78,000	82,388

6.50%, 03/20/2045	5,982	5,982

Broadcom, Inc.,
4.30%, 11/15/2032	59,000	58,818

5.20%, 07/15/2035	109,000	112,694

4.80%, 02/15/2036	169,000	169,482

4.90%, 02/15/2038	134,000	133,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Bond Fund

	Principal
	Amount	Value

Semiconductors–(continued)
Foundry JV Holdco LLC,
5.90%, 01/25/2030 (b)	$205,000	$216,453

5.50%, 01/25/2031 (b)	412,000	430,206

6.15%, 01/25/2032 (b)	200,000	214,690

5.90%, 01/25/2033 (b)	213,000	225,880

5.88%, 01/25/2034 (b)	651,000	680,337

6.25%, 01/25/2035 (b)	537,000	578,762

6.20%, 01/25/2037 (b)	401,000	429,933

6.40%, 01/25/2038 (b)	217,000	236,249

6.30%, 01/25/2039 (b)	200,000	216,591

Kioxia Holdings Corp. (Japan), 6.63%, 07/24/2033 (b)	200,000	210,952

Micron Technology, Inc.,
5.30%, 01/15/2031	29,000	30,465

2.70%, 04/15/2032	6,000	5,487

5.65%, 11/01/2032	42,000	44,780

6.05%, 11/01/2035	147,000	159,741

SK hynix, Inc. (South Korea), 4.38%, 09/11/2030 (b)	373,000	378,619

Skyworks Solutions, Inc., 3.00%, 06/01/2031	7,000	6,380

		4,628,208

Single-Family Residential REITs–0.08%
American Homes 4 Rent L.P., 5.50%, 07/15/2034	73,000	75,519

Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/2028	7,000	6,666

4.88%, 02/01/2035	64,000	63,583

		145,768

Soft Drinks & Non-alcoholic Beverages–0.02%
Coca-Cola Co. (The), 5.40%, 05/13/2064	10,000	9,906

Keurig Dr Pepper, Inc., 4.35%, 05/15/2028	27,000	27,168

		37,074

Sovereign Debt–1.71%
Bahamas Government International Bond (Bahamas), 8.25%, 06/24/2036 (b)	228,000	256,222

Benin Sukuk S.A. (Benin), 6.20%, 01/29/2033 (b)	207,000	204,314

Brazilian Government International Bond (Brazil), 7.25%, 01/12/2056	200,000	203,750

Colombia Government International Bond (Colombia),
6.13%, 01/21/2031	209,000	209,031

6.50%, 01/21/2033	223,000	221,731

Dominican Republic International Bond (Dominican Republic),
5.75%, 03/17/2034 (b)	195,000	195,146

6.15%, 05/17/2038 (b)	45,000	45,146

Egyptian Financial Co. for Sovereign Taskeek (The) (Egypt), 6.38%, 04/07/2029 (b)	200,000	202,398

Guatemala Government Bond (Guatemala), 6.05%, 08/06/2031 (b)	200,000	210,022

Israel Government International Bond (Israel), 5.00%, 01/13/2036	94,000	93,674

	Principal
	Amount	Value

Sovereign Debt–(continued)
Kuwait International Government Bond (Kuwait), 4.14%, 10/09/2030 (b)	$200,000	$200,978

Mexico Government International Bond (Mexico),
4.75%, 03/22/2031	339,000	337,424

5.38%, 03/22/2033	223,000	223,569

Series 10, 5.63%, 09/22/2035	200,000	199,700

Romanian Government International Bond (Romania),
6.63%, 02/17/2028 (b)	190,000	198,619

5.88%, 01/30/2029 (b)	124,000	128,875

7.13%, 01/17/2033 (b)	102,000	113,188

		3,243,787

Specialized Consumer Services–0.52%
Carriage Services, Inc., 4.25%, 05/15/2029 (b)	105,000	101,184

Rentokil Terminix Funding LLC,
5.00%, 04/28/2030 (b)	457,000	468,076

5.63%, 04/28/2035 (b)	400,000	415,996

		985,256

Specialized Finance–0.11%
HA Sustainable Infrastructure Capital, Inc.,
8.00%, 06/01/2056 (d)	60,000	63,216

7.13%, 11/15/2056 (d)	39,000	38,998

TrueNoord Capital DAC (Ireland), 8.75%, 03/01/2030 (b)	93,000	98,304

		200,518

Specialty Chemicals–0.42%
Celanese US Holdings LLC,
7.20%, 11/15/2033	49,000	52,679

7.38%, 02/15/2034	15,000	15,420

OCP S.A. (Morocco),
6.10%, 04/30/2030 (b)	202,000	211,332

6.70%, 03/01/2036 (b)	202,000	218,180

Sherwin-Williams Co. (The),
4.30%, 08/15/2028	187,000	188,748

4.50%, 08/15/2030	78,000	79,215

5.15%, 08/15/2035	26,000	26,772

		792,346

Steel–0.64%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	49,000	50,968

Cleveland-Cliffs, Inc.,
6.88%, 11/01/2029 (b)	203,000	209,253

7.63%, 01/15/2034 (b)	7,000	7,189

Nucor Corp., 2.98%, 12/15/2055	1,141,000	729,460

POSCO Holdings, Inc. (South Korea), 5.13%, 05/07/2030 (b)	212,000	220,092

		1,216,962

Systems Software–1.93%
CrowdStrike Holdings, Inc., 3.00%, 02/15/2029	200,000	190,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Bond Fund

	Principal
	Amount	Value

Systems Software–(continued)
Oracle Corp.,
4.55%, 02/04/2029	$240,000	$240,509

4.81% (SOFR + 1.11%), 02/04/2029 (e)	176,000	175,821

4.45%, 09/26/2030	130,000	127,538

4.95%, 02/04/2031	313,000	312,450

6.25%, 11/09/2032	149,000	157,383

4.90%, 02/06/2033	69,000	67,486

5.35%, 05/04/2033	226,000	226,830

4.70%, 09/27/2034	114,000	107,193

5.20%, 09/26/2035	79,000	76,370

5.70%, 02/04/2036	360,000	360,337

5.88%, 09/26/2045	131,000	118,765

6.55%, 02/04/2046	519,000	506,017

6.90%, 11/09/2052	94,000	93,083

5.38%, 09/27/2054	148,000	120,069

6.00%, 08/03/2055	77,000	67,873

5.95%, 09/26/2055	85,000	74,854

6.70%, 02/04/2056	369,000	358,067

5.50%, 09/27/2064	110,000	87,063

6.13%, 08/03/2065	134,000	116,527

6.85%, 02/04/2066	83,000	79,568

		3,663,924

Technology Hardware, Storage & Peripherals–0.15%
Apple, Inc., 4.10%, 08/08/2062	88,000	70,240

Hewlett Packard Enterprise Co.,
5.00%, 10/15/2034	86,000	85,256

5.60%, 10/15/2054	140,000	128,933

		284,429

Telecom Tower REITs–0.10%
SBA Communications Corp., 3.88%, 02/15/2027	200,000	198,900

Tobacco–0.29%
B.A.T. Capital Corp. (United Kingdom),
4.63%, 03/22/2033	83,000	83,373

6.00%, 02/20/2034	32,000	34,755

7.08%, 08/02/2043	12,000	13,652

Philip Morris International, Inc.,
4.88%, 02/13/2029	3,000	3,084

4.63%, 11/01/2029	16,000	16,393

4.38%, 04/30/2030	43,000	43,568

4.00%, 10/29/2030	46,000	45,987

5.13%, 02/13/2031	18,000	18,784

4.75%, 11/01/2031	18,000	18,517

5.75%, 11/17/2032	25,000	26,973

5.63%, 09/07/2033	16,000	17,160

4.90%, 11/01/2034	85,000	86,921

4.88%, 04/30/2035	69,000	70,099

4.63%, 10/29/2035	73,000	72,392

		551,658

Trading Companies & Distributors–0.46%
Air Lease Corp., Series B, 4.65% (d)(g)	70,000	69,963

Aircastle Ltd., 5.25% (b)(d)(g)	67,000	67,008

Ferguson Enterprises, Inc., 4.35%, 03/15/2031	116,000	116,389

5.00%, 10/03/2034	43,000	43,703

	Principal
	Amount	Value

Trading Companies & Distributors–(continued)
GATX Corp.,
5.50%, 06/15/2035	$3,000	$3,119

3.10%, 06/01/2051	148,000	97,280

6.05%, 06/05/2054	5,000	5,174

Mitsubishi Corp. (Japan),
5.00%, 07/02/2029 (b)	200,000	206,756

5.13%, 07/17/2034 (b)	252,000	262,162

		871,554

Transaction & Payment Processing Services–0.06%
Fiserv, Inc.,
5.38%, 08/21/2028	3,000	3,075

4.55%, 02/15/2031	2,000	1,995

5.63%, 08/21/2033	7,000	7,248

5.45%, 03/15/2034	8,000	8,160

Mastercard, Inc., 4.85%, 03/09/2033	99,000	102,576

		123,054

Water Utilities–0.03%
American Water Capital Corp., 5.70%, 09/01/2055	55,000	55,749

Wireless Telecommunication Services–0.61%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 5.15%, 03/20/2028 (b)	495,900	499,478

T-Mobile USA, Inc.,
4.95%, 11/15/2035	141,000	142,355

4.50%, 04/15/2050	61,000	51,218

5.65%, 01/15/2053	80,000	78,508

6.00%, 06/15/2054	4,000	4,108

5.88%, 11/15/2055	76,000	76,821

5.70%, 01/15/2056	169,000	166,775

Vodafone Group PLC (United Kingdom), 5.75%, 02/10/2063	26,000	25,225

4.13%, 06/04/2081 (d)	124,000	117,502

		1,161,990

Total U.S. Dollar Denominated Bonds & Notes (Cost $159,105,866)		161,727,313

U.S. Treasury Securities–5.32%

U.S. Treasury Bills–1.23%
3.52% - 4.12%, 05/14/2026 (i)(j)	2,353,000	2,335,895

U.S. Treasury Bonds–1.84%
4.63%, 02/15/2046	384,400	387,133

4.63%, 11/15/2055	3,122,100	3,117,465

		3,504,598

U.S. Treasury Notes–2.25%
3.50%, 01/31/2028	941,900	943,776

3.50%, 02/15/2029	246,100	246,879

3.75%, 01/31/2031	1,032,700	1,043,350

4.00%, 01/31/2033	155,500	158,197

4.13%, 02/15/2036	1,856,300	1,881,099

		4,273,301

Total U.S. Treasury Securities (Cost $10,008,345)		10,113,794

Asset-Backed Securities–3.45%
Carlyle US CLO Ltd., Series 2022-1A, Class A1R, 4.65% (3 mo. Term SOFR + 0.98%), 04/15/2035 (b)(e)	273,150	273,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Bond Fund

	Principal
	Amount	Value

Centersquare Issuer LLC, Series 2025-3A, Class A2, 5.00%, 08/25/2055 (b)	$270,000	$263,437

CIFC Funding Ltd., Series 2022-3A, Class AR, 4.62% (3 mo. Term SOFR + 0.95%), 04/21/2035 (b)(e)	322,000	322,159

CLI Funding IX LLC, Series 2025-1A, Class A, 5.35%, 06/20/2050 (b)	105,608	107,755

DB Master Finance LLC, Series 2025-1A, Class A2I, 4.89%, 08/20/2055 (b)	129,675	131,298

Series 2025-1A, Class A2II, 5.17%, 08/20/2055 (b)	99,750	101,450

Domino’s Pizza Master Issuer LLC, Series 2025-1A, Class A2I, 4.93%, 07/25/2055 (b)	290,000	295,879

Series 2025-1A, Class A2II, 5.22%, 07/25/2055 (b)	240,000	247,048

Hilton Grand Vacations Trust, Series 2025-1A, Class A, 4.88%, 05/27/2042 (b)	72,287	73,706

Jersey Mike’s Funding, Series 2025- 1A, Class A2, 5.61%, 08/16/2055 (b)	199,000	206,686

Jimmy John’s Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047 (b)	359,317	359,744

Planet Fitness Master Issuer LLC, Series 2025-1A, Class A2II, 5.65%, 12/06/2055 (b)	100,000	100,644

PMT Loan Trust, Series 2025-INV1, Class A7, 6.00%, 01/25/2060 (b)(k)	117,839	120,608

Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053 (b)	462,840	484,849

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050 (b)	300,510	298,104

Series 2021-1A, Class A2I, 2.19%, 08/20/2051 (b)	200,725	188,955

Series 2021-1A, Class A2II, 2.64%, 08/20/2051 (b)	200,725	178,010

Subway Funding LLC, Series 2024-1A, Class A23, 6.51%, 07/30/2054 (b)	230,088	238,782

Series 2024-1A, Class A2I, 6.03%, 07/30/2054 (b)	252,800	255,817

Series 2024-1A, Class A2I, 6.27%, 07/30/2054 (b)	250,825	257,233

Series 2024-3A, Class A23, 5.91%, 07/30/2054 (b)	246,875	247,733

Series 2024-3A, Class A2I, 5.25%, 07/30/2054 (b)	232,062	231,881

Series 2024-3A, Class A2I, 5.57%, 07/30/2054 (b)	237,000	237,274

Taco Bell Funding LLC, Series 2025-1A, Class A2I, 4.82%, 08/25/2055 (b)	179,550	181,964

Series 2025-1A, Class A2II, 5.05%, 08/25/2055 (b)	109,725	112,295

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048 (b)	616,216	610,432

Zaxby’s Funding LLC, Series 2024-1A, Class A2I, 6.59%, 04/30/2054 (b)	147,750	151,865

	Principal
	Amount	Value

Zayo Issuer LLC, Series 2025-2A, Class A2, 5.95%, 06/20/2055 (b)	$258,000	$266,577

Total Asset-Backed Securities (Cost $6,496,052)		6,545,417

	Shares

Preferred Stocks–3.38%
Aerospace & Defense–0.08%
Boeing Co. (The), 6.00%, Conv. Pfd.	2,000	145,860

Diversified Banks–1.37%
Citigroup, Inc., 6.25%, Series II, Pfd.	6,125	155,575

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	1,992	2,454,124

		2,609,699

Diversified Financial Services–0.24%
Apollo Global Management, Inc., 7.63%, Pfd. (d)	17,750	455,820

Electric Utilities–0.05%
NextEra Energy, Inc., 7.38%, Conv. Pfd.	720	36,000

Southern Co. (The), 7.13%, Series A, Conv. Pfd.	1,000	53,300

		89,300

Household Appliances–0.01%
Whirlpool Corp., 8.50%, Class A, Pfd.	422	21,037

Investment Banking & Brokerage–1.38%
Morgan Stanley, 7.13%, Series E, Pfd.	62,725	1,599,488

Morgan Stanley, 6.88%, Series F, Pfd.	40,000	1,015,200

		2,614,688

Regional Banks–0.18%
M&T Bank Corp., 7.50%, Series J, Pfd.	12,854	345,130

Systems Software–0.07%
Oracle Corp., 6.50%, Class D, Conv. Pfd.	3,065	140,959

Total Preferred Stocks (Cost $6,395,564)		6,422,493

	Principal
	Amount

Variable Rate Senior Loan Interests–1.35% (l)(m)
Aerospace & Defense–0.05%
TransDigm, Inc., Term Loan M, 6.17% (1 mo. Term SOFR + 2.50%), 08/19/2032	$88,445	88,519

Automobile Manufacturers–0.01%
Panther BF Aggregator 2 L.P. (Power Solutions, Clarios POWSOL), Term Loan B, 6.42% (1 mo. SOFR + 2.75%), 01/28/2032	24,938	24,912

Health Care Facilities–0.03%
Select Medical Corp., Term Loan B, 5.67% (1 mo. Term SOFR + 0.20%), 11/30/2031	52,391	52,342

Real Estate Development–0.19%
VCI Asset Holdings 2 LLC, Term Loan, 9.50%, 02/06/2031 (h)	371,268	367,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Bond Fund

		Principal
		Amount	Value

Restaurants–0.68%
Raising Cane’s Restaurants LLC, Term Loan B, 5.67% (1 mo. Term SOFR + 2.00%), 09/10/2031		$349,575	$349,793

Term Loan, 5.67% (1 mo. Term SOFR + 2.00%), 11/03/2032		940,000	940,000

			1,289,793

Wireless Telecommunication Services–0.39%
X Corp., Term Loan B, 9.50%, 10/27/2029		700,000	735,525

Total Variable Rate Senior Loan Interests (Cost $2,520,811)			2,558,646

Non-U.S. Dollar Denominated Bonds & Notes–0.12% (n)
Health Care Supplies–0.06%
Bausch + Lomb Netherlands B.V. and Bausch & Lomb, Inc., 5.89% (3 mo. EURIBOR + 3.88%), 01/15/2031 (b)(e)	EUR	100,000	120,042

Marine Transportation–0.06%
CMA CGM S.A. (France), 4.88%, 01/15/2032 (b)	EUR	100,000	117,046

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $230,174)			237,088

Investment Abbreviations:
CLO	– Collateralized Loan Obligation
Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate

	Shares	Value

Common Stocks & Other Equity Interests–0.02% Asset Management & Custody Banks–0.02%
Valor Compute Infrastructure L.P., (Cost $38,675)	38,675	$38,675

Money Market Funds–0.60%
Invesco Government & Agency Portfolio, Institutional Class, 3.59% (o)(p)	399,483	399,483

Invesco Treasury Portfolio, Institutional Class, 3.56% (o)(p)	741,897	741,897

Total Money Market Funds (Cost $1,141,380)		1,141,380

Options Purchased–0.04%
(Cost $125,948) (q)		68,391

TOTAL INVESTMENTS IN SECURITIES–99.41% (Cost $186,062,815)		188,853,197

OTHER ASSETS LESS LIABILITIES–0.59%		1,118,146

NET ASSETS–100.00%		$189,971,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Bond Fund

Notes to Schedule of Investments:

(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2026 was $65,644,481, which represented 34.55% of the Fund’s Net Assets.

(c)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2026 was $147,722, which represented less than 1% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2026.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Perpetual bond with no specified maturity date.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(k)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2026.

(l)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(m)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2026.

				Change in Unrealized Appreciation
	Value February 28, 2025	Purchases at Cost	Proceeds from Sales		Realized Gain	Value February 28, 2026	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$27,371,964	$(26,972,481)	$-	$-	$399,483	$31,663

Invesco Liquid Assets Portfolio, Institutional Class	-	-	-	-	-	-	881

Invesco Treasury Portfolio, Institutional Class	-	50,833,648	(50,091,751)	-	-	741,897	58,192

Total	$-	$78,205,612	$(77,064,232)	$-	$-	$1,141,380	$90,736

(p)	The rate shown is the 7-day SEC standardized yield as of February 28, 2026.
(q)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value (a)	Value

Equity Risk

S&P 500 ® Mini Index	Call	05/15/2026	54	USD 705.00	USD 3,807,000	$68,391

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	133	June-2026	$27,833,367	$46,375	$46,375

U.S. Treasury 5 Year Notes	55	June-2026	6,057,734	14,453	14,453

U.S. Treasury 10 Year Notes	29	June-2026	3,300,563	17,828	17,828

U.S. Treasury Long Bonds	56	June-2026	6,634,250	83,125	83,125

U.S. Treasury Ultra Bonds	8	June-2026	972,750	8,986	8,986

Subtotal–Long Futures Contracts				170,767	170,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Bond Fund

Open Futures Contracts–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	8	June-2026	$(933,875)	$ (5,012)	$ (5,012)

Total Futures Contracts				$ 165,755	$ 165,755

Open Forward Foreign Currency Contracts

Settlement Date		Contract to		Unrealized Appreciation (Depreciation)
	Counterparty	Deliver	Receive

Currency Risk

04/28/2026	Goldman Sachs International	EUR 402,000	USD 474,223	$(2,053)

04/28/2026	NatWest Markets PLC	USD 95,199	EUR 80,000	(418)

Total Forward Foreign Currency Contracts				$(2,471)

Abbreviations:
EUR –Euro
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Bond Fund

Statement of Assets and Liabilities
February 28, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $184,921,435)	$187,711,817

Investments in affiliated money market funds, at value (Cost $1,141,380)	1,141,380

Other investments:
Variation margin receivable — futures contracts	95,158

Foreign currencies, at value (Cost $160,699)	160,817

Receivable for:
Investments sold	7,608,559

Dividends	47,866

Interest	2,083,343

Principal paydowns	489

Investment for trustee deferred compensation and retirement plans	35,640

Other assets	310

Total assets	198,885,379

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,471

Payable for:
Investments purchased	8,317,071

Dividends	55,979

Amount due to custodian	369,538

Accrued fees to affiliates	19,407

Accrued trustees’ and officers’ fees and benefits	2,241

Accrued other operating expenses	111,689

Trustee deferred compensation and retirement plans	35,640

Total liabilities	8,914,036

Net assets applicable to common shares	$189,971,343

Net assets applicable to common shares consist of:
Shares of beneficial interest	$219,692,244

Distributable earnings (loss)	(29,720,901)

$189,971,343

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Shares outstanding	11,425,089

Net asset value per common share	$16.63

Market value per common share	$15.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Bond Fund

Statement of Operations
For the year ended February 28, 2026

Investment income:
Interest (net of foreign withholding taxes of $1,187)	$10,024,741

Dividends	396,322

Dividends from affiliated money market funds	90,736

Total investment income	10,511,799

Expenses:
Advisory fees	786,774

Administrative services fees	26,326

Custodian fees	38,871

Transfer agent fees	43,764

Trustees’ and officers’ fees and benefits	24,495

Registration and filing fees	23,785

Reports to shareholders	41,758

Professional services fees	82,026

Other	5,170

Total expenses	1,072,969

Less: Fees waived and/or expenses reimbursed	(2,511)

Net expenses	1,070,458

Net investment income	9,441,341

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	949,893

Foreign currencies	4,048

Forward foreign currency contracts	(20,126)

Futures contracts	(146,356)

Options written	2,658

790,117

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,527,427

Foreign currencies	1,537

Forward foreign currency contracts	(3,010)

Futures contracts	(151,868)

1,374,086

Net realized and unrealized gain	2,164,203

Net increase in net assets resulting from operations	$11,605,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Bond Fund

Statement of Changes in Net Assets
For the years ended February 28, 2026 and 2025

	2026	2025

Operations:
Net investment income	$9,441,341	$9,680,920

Net realized gain (loss)	790,117	(216,559)

Change in net unrealized appreciation	1,374,086	3,784,399

Net increase in net assets resulting from operations	11,605,544	13,248,760

Distributions to common shareholders from distributable earnings	(9,574,225)	(9,822,584)

Net increase in common shares of beneficial interest	-	111,416

Net increase in net assets	2,031,319	3,537,592

Net assets:
Beginning of year	187,940,024	184,402,432

End of year	$189,971,343	$187,940,024

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Bond Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Years Ended February 28,		Year Ended February 29,	Years Ended February 28,
	2026	2025	2024	2023	2022

Net asset value, beginning of period	$16.45	$16.15	$16.23	$18.91	$20.81

Net investment income (a)	0.83	0.85	0.81	0.71	0.65

Net gains (losses) on securities (both realized and unrealized)	0.19	0.31	(0.08)	(2.64)	(1.35)

Total from investment operations	1.02	1.16	0.73	(1.93)	(0.70)

Less:
Dividends from net investment income	(0.84)	(0.86)	(0.81)	(0.75)	(0.66)

Distributions from net realized gains	–	–	–	(0.00)	(0.54)

Total distributions	(0.84)	(0.86)	(0.81)	(0.75)	(1.20)

Net asset value, end of period	$16.63	$16.45	$16.15	$16.23	$18.91

Market value, end of period	$15.43	$15.59	$15.76	$16.23	$17.70

Total return at net asset value (b)	6.70%	7.47%	4.98%	(10.07)%	(3.46)%

Total return at market value (c)	4.45%	4.38%	2.44%	(3.92)%	(4.94)%

Net assets, end of period (000’s omitted)	$189,971	$187,940	$184,402	$185,220	$215,871

Portfolio turnover rate (d)	201%	145%	175%	134%	137%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	0.57%	0.62%	0.57%	0.63%	0.52%

Without fee waivers and/or expense reimbursements	0.57%	0.62%	0.57%	0.63%	0.52%

Ratio of net investment income to average net assets	5.04%	5.19%	5.08%	4.25%	3.17%

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Bond Fund

Notes to Financial Statements
February 28, 2026
NOTE 1–Significant Accounting Policies
Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end
management investment company.
The Fund’s investment objective is to seek interest income while conserving capital.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,
Financial Services – Investment Companies
.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standard
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

38	Invesco Bond Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.
Country Determination
– For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
– The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

E.
Federal Income Taxes –
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU
2023-09
Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Accounting Estimates
– The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end
date and before the date the financial statements are released to print.

G.
Indemnifications
– Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.
Segment Reporting
– The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.

I.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or

39	Invesco Bond Fund

credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
J.
Forward Foreign Currency Contracts
– The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.
Futures Contracts
– The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.
Call Options Purchased and Written
- The Fund may write covered call options to seek to manage risk exposures in the Fund’s investment portfolio or to earn premiums and/or buy call options for the purpose of acquiring the underlying reference asset for its portfolio, or on underlying reference assets against which it has written other call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently
“marked-to-market”
to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently
“marked-to-market”
to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.
Collateral
–To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

N.
Leverage Risk
– Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over

40	Invesco Bond Fund

short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
NOTE 2– Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.420%

Over $500 million	0.350%

For the year ended February 28, 2026, the effective advisory fee rate incurred by the Fund was 0.42%.
Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Limited, Invesco
Asset
Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
The Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended February 28, 2026, the Adviser waived advisory fees of $2,511.
The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2026, expenses incurred under this agreement are shown in the Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
Certain officers and trustees of the Fund are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 28, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$160,624,502	$1,102,811	$161,727,313

U.S. Treasury Securities	–	10,113,794	–	10,113,794

Asset-Backed Securities	–	6,545,417	–	6,545,417

Preferred Stocks	6,386,493	36,000	–	6,422,493

Variable Rate Senior Loan Interests	–	2,191,091	367,555	2,558,646

Non-U.S. Dollar Denominated Bonds & Notes	–	237,088	–	237,088

Common Stocks & Other Equity Interests	–	38,675	–	38,675

Money Market Funds	1,141,380	–	–	1,141,380

Options Purchased	68,391	–	–	68,391

Total Investments in Securities	7,596,264	179,786,567	1,470,366	188,853,197

Other Investments - Assets*

Futures Contracts	170,767	–	–	170,767

41	Invesco Bond Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(5,012)	$–	$–	$(5,012)

Forward Foreign Currency Contracts	–	(2,471)	–	(2,471)

	(5,012)	(2,471)	–	(7,483)

Total Other Investments	165,755	(2,471)	–	163,284

Total Investments	$7,762,019	$179,784,096	$1,470,366	$189,016,481

* Unrealized appreciation (depreciation).
NOTE 4–Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2026:

	Value

Derivative Assets	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded (a)	$–	$170,767	$170,767

Options purchased, at value – Exchange-Traded (b)	68,391	–	68,391

Total Derivative Assets	68,391	170,767	239,158

Derivatives not subject to master netting agreements	(68,391)	(170,767)	(239,158)

Total Derivative Assets subject to master netting agreements	$–	$–	$–

	Value

Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded (a)	$–	$(5,012)	$(5,012)

Unrealized depreciation on forward foreign currency contracts outstanding	(2,471)	–	(2,471)

Total Derivative Liabilities	(2,471)	(5,012)	(7,483)

Derivatives not subject to master netting agreements	–	5,012	5,012

Total Derivative Liabilities subject to master netting agreements	$(2,471)	$–	$(2,471)

(a)
 The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)
 Options purchased, at value as reported in the Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2026.

	Financial Derivative Liabilities		Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Goldman Sachs International	$(2,053)	$(2,053)	$–	$–	$(2,053)

NatWest Markets PLC	(418)	(418)	–	–	(418)

Total	$(2,471)	$(2,471)	$–	$–	$(2,471)

42	Invesco Bond Fund

Effect of Derivative Investments for the year ended February 28, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

		Location of Gain (Loss) on Statement of Operations

	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):

Forward foreign currency contracts	$(20,126)	$-	$-	$(20,126)

Futures contracts	-	-	(146,356)	(146,356)

Options purchased (a)	-	80,649	-	80,649

Options written	-	2,658	-	2,658

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	(3,010)	-	-	(3,010)

Futures contracts	-	-	(151,868)	(151,868)

Options purchased (a)	-	12,918	-	12,918

Total	$(23,136)	$96,225	$(298,224)	$(225,135)

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation (depreciation) on unaffiliated investment securities.

 The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written

Average notional value	$585,960	$58,449,639	$3,223,000	$600,000

Average contracts	–	–	44	1

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers
’
Fees and Benefits
include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and
Trustees’ and Officers’ Fees and Benefits
also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6–Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2026 and 2025:

	2026	2025

Ordinary income*	$9,574,225	$9,822,584

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2026

Net unrealized appreciation – investments	$2,694,002

Net unrealized appreciation – foreign currencies	142

Temporary book/tax differences	(21,596)

Capital loss carryforward	(32,393,449)

Shares of beneficial interest	219,692,244

Total net assets	$189,971,343

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

43	Invesco Bond Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of February 28, 2026, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,216,646	$26,176,803	$32,393,449

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2026 was $200,306,832 and $200,756,307, respectively. As of February 28, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,159,869

Aggregate unrealized (depreciation) of investments	(1,465,867)

Net unrealized appreciation of investments	$2,694,002

Cost of investments for tax purposes is $186,322,479.
NOTE 9–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions and amortization and accretion on debt securities, on February 28, 2026, undistributed net investment income was increased by $211,059, undistributed net realized gain (loss) was decreased by $144,085 and shares of beneficial interest was decreased by $66,974. This reclassification had no effect on the net assets of the Fund.
NOTE 10–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 28,
	2026	2025

Beginning shares	11,425,089	11,418,446

Shares issued through dividend reinvestment	-	6,643

Ending shares	11,425,089	11,425,089

In September 2025, the Board of Trustees of the Fund approved the renewal of the Fund’s share repurchase program that allows the Fund to repurchase up to 25% of the
20-day
average trading volume of the Fund’s common shares when the Fund is trading at a 10% or greater discount to its net asset value. The Fund will repurchase shares pursuant to this program if the Adviser reasonably believes that such repurchases may enhance shareholder value. Shares repurchased by the Fund under this program, if any, are shown in the table above under the caption
Shares redeemed
.
NOTE 11–Dividends
The Fund declared the following dividends from net investment income subsequent to February 28, 2026:

Declaration Date	Amount per Share	Record Date	Payable Date

March 2, 2026	$0.0665	March 16, 2026	March 31, 2026

April 1, 2026	$0.0665	April 14, 2026	April 30, 2026

44	Invesco Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Bond Fund (the “Fund”) as of February 28, 2026, the related statement of operations for the year ended February 28, 2026, the statement of changes in net assets for each of the two years in the period ended February 28, 2026, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2026 and the financial highlights for each of the five years in the period ended February 28, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2026 by correspondence with the custodian, transfer agents, portfolio company investee, agent banks and brokers; when replies were not received from the portfolio company investee and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45	Invesco Bond Fund

Tax Information
Form
1099-DIV,
Form
1042-S
and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2026:

Federal and State Income Tax
Qualified Dividend Income*	8.55%
Corporate Dividends Received Deduction*	6.20%
U.S. Treasury Obligations*	4.35%
Qualified Business Income*	0.00%
Business Interest Income*	88.95%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	66.25%
**The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

46	Invesco Bond Fund

Additional Information
Investment Objective, Policies and Principal Risks of the Fund

Recent Changes
The following information is a summary of certain changes made during the Fund’s most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Changes to the Fund’s Investment Policies and Principal Risks
Environmental, social and governance (“ESG”) factors are no longer considered as a material part of the portfolio manager’s investment process. Due to this change, the disclosure related to ESG considerations has been removed from the discussion of the Trust’s investment process and “Environmental, Social and Governance (ESG) Considerations Risk” has been removed from the Trust’s principal risk disclosures.
 During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund, except as noted above.
Investment Objective
The investment objective of Invesco Bond Fund (the “Fund”) is to seek interest income while conserving capital. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval.
Investment Policies of the Fund
It is the Fund’s policy, which may not be changed without shareholder approval, to have at least 80% of its total assets invested in: (a) debt securities rated, at the time of purchase, in one of the four highest categories by Moody’s Ratings, S&P Global Ratings or Fitch Ratings, Inc.; (b) securities of, or guaranteed by, the U.S. government or any agency of the U.S. government; (c) commercial paper rated “prime”; or (d) cash and cash equivalents. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (“1940 Act”). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. If two or more nationally recognized statistical rating organization (“NRSRO”) have assigned different ratings to a security, the Adviser uses the highest rating assigned.
†
 The Fund invests primarily in fixed-rate U.S. investment grade corporate bonds and may invest up to 20% of its total assets in non-investment
grade, U.S. dollar-denominated and
non-U.S.
dollar-denominated securities of foreign issuers (in both developed and emerging markets).
 The Fund may invest in securities of foreign issuers in the form of depositary receipts. The Fund may invest in government securities, asset-backed securities, commercial mortgage backed securities and residential mortgage-backed securities of any rating.
 The Fund may invest up to 25% of its total assets in convertible debentures and bonds with warrants attached, provided that the Fund does not have, as a direct result of any such investment, more than 20% of its total assets invested in equity securities.
 Ordinarily, the Fund purchases debt securities which by their terms contain call or refunding protection for a minimum of five years from the date of issuance, or which are not considered by the Fund likely to be called or refunded for a minimum of five years, in order to preserve for such periods the initial annual yields obtained on these debt securities.
 The Fund may invest in securities subject to contractual restrictions on resale. The Fund may also invest up to 5% of its net assets in bank loans, loan participations and assignments.

Derivatives.
The Fund can utilize derivative instruments including swap contracts, futures contracts, forward foreign currency contracts and options. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.
 The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. The Fund may invest in bond or rate futures contracts to manage interest rate exposure. The Fund can use treasury futures contracts to increase or reduce its exposure to U.S. Treasury securities. The Fund may not enter into a futures contract if immediately thereafter the Fund’s current liability under all futures contracts would be more than 30% of the Fund’s total assets.
 The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts for investment purposes or to manage interest rate, currency or credit risk.
 The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to seek gain or to mitigate the risk of foreign currency exposure. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. The Fund can use options to seek investment return or to seek to mitigate risk and to seek to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk.
 In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

Temporary Defensive Investments.
The Fund may invest up to 100% of its assets in
investments that may be inconsistent
with
the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Fund may not achieve its investment objective.

Investment Process.
The Fund’s portfolio managers believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. The Fund’s portfolio managers use this philosophy in an effort to generate a total return consisting of income and capital appreciation. The Fund’s security selection is supported by a team of specialists. Team members conduct top-down
macroeconomic analysis and
bottom-up
analysis on individual securities.
 Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner. Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” versus the Fund’s benchmark as well as the risk parameters for the Fund. (Alpha is a measure of performance on a risk-adjusted basis.) Investment vehicles are evaluated for liquidity and risk versus relative value. Sell decisions generally are based on: (1) a conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity.
Principal Risks of Investing in the Fund
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk.
The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability and uncertainty, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters,

47	Invesco Bond Fund

widespread disease or other public health issues, war, military conflict, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crisis or other events may have a significant impact on the value of the Fund’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability to effectively implement the Fund’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
 Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as
non-U.S.
issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental
organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
•	Market Disruption Risks Related to Armed Conflict and Geopolitical Tension.
As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example continuing conflicts between Russia and Ukraine in Europe and the war in Iran, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Debt Securities Risk.
The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Fund’s debt securities may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

Changing Fixed Income
Market
Conditions Risk.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund, including its operations, universe of potential investment options, and return potential.

Interest Rate Risk.
Interest rate risk is the risk that rising interest rates will cause the values of the Fund’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.

Credit Risk.
The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds, which may cause the Fund to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Income Risk.
The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

Call Risk.
If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

U.S. Government Obligations Risk.
U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States, which may be negatively affected by an actual or threatened failure of the U.S. government to pay its obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

High Yield Debt Securities (Junk Bond) Risk.
Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities

48	Invesco Bond Fund

involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (for example, indebted) firms. High yield debt securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.

Derivatives Risk.
The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Forward Foreign Currency Contracts Risk.
Forward foreign currency contracts are used to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. They are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the Fund’s holdings as a consequence of market movements between the date the contract is entered into and the date it is sold, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.

Futures Contracts Risk.
The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Options Risk.
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option at the exercise price during the term of the option (for American style options) or on a specified date (for European style options), the security, currency or other instrument underlying the option (or to receive payment of a cash settlement amount, in the case of cash-settled options, such as index options). Options transactions represent the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market value of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

Swap Transactions Risk.
Under U.S. financial reform legislation enacted in 2010, certain types of swaps are required to be executed on a regulated market and cleared through a central clearing house counterparty, which may entail further risks and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter
market and may be entered into as a bilateral contract or may be centrally cleared. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a central clearing house counterparty, and the Fund faces the central clearing house counterparty by means of an account with a futures commission merchant that is a member of the clearing house.

Market Discount from Net Asset Value Risk.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their net asset value. Because the market price of the Fund’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Foreign Investment Risk.
Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities, and foreign securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers.
 Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject.
Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
 To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies.
 From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
 Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them

49	Invesco Bond Fund

any voting rights with respect to the deposited securities.

Foreign Exposure Risk.
Although the Fund may invest in securities of companies listed on U.S. securities exchanges, the international operations of those companies may create exposure to foreign markets where such companies operate.
 The international operations of many companies expose them to risks associated with political, social or economic events in other countries or regions, which may include instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Emerging Markets Investment Risk
. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may have greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions and also may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Unexpected market closures may also affect investments in emerging markets. Settlement procedures may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in value of the portfolio security, a decrease in the level of liquidity of the portfolio, or, if there is a contract to sell the security, a possible liability to the purchaser.
 Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Further, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited which can impede the Fund’s ability to evaluate such companies. In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (PCAOB) inspection, investigation and enforcement capabilities, which can hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
 Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging market countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking). Certain governments may require approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
 Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. The governments in some emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.
 Other risks of investing in emerging market securities may include additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Mortgage- and Asset-Backed Securities Risk.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the mortgage- and asset-backed securities, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall and would make the mortgage- and asset-backed securities more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately-issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately-issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages.

Convertible Securities Risk.
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.

Liquidity Risk.
The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Liquid securities can become illiquid during periods of market stress.

Restricted Securities Risk.
Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities

50	Invesco Bond Fund

may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Fund may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Rule 144A Securities and Other Exempt Securities Risk.
The Fund may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”). These securities are also known as privately issued securities, and typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Although such securities may be determined to be liquid, if there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Fund may have difficulty selling such securities at a desirable time or price. As a result, the Fund’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Fund) to keep certain offering information confidential, which could adversely affect the ability of the Fund to sell such securities.

Preferred Securities Risk.
There are special risks associated with investing in preferred securities compared to those applicable generally to equity securities. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment
than more senior securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

REIT Risk/Real Estate Risk.
Investments in real estate related instruments may be adversely affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap
companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations held by the Fund, the Fund may acquire real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes. Recently, commercial real estate foreclosures have notably increased due to sustained higher interest rates and the marked prevalence of remote work arrangements in the wake of the
COVID-19
pandemic, which has resulted in a waning demand for commercial office space. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.

Cash/Cash Equivalents Risk.
To the extent the Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns relative to its benchmark or other funds that remain fully invested.

Risks of Investing in Bank Loans, Loan Participations and Assignments.
Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
 The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from any collateral supporting a loan in which it has purchased a participation. In addition, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation.
 The rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to price the loan or to sell the interests in such a loan at a price that is acceptable. In addition, loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.

Depositary Receipts Risk.
Depositary receipts involve many of the same risks as those
associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Active Trading Risk.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability. Specifically, active trading may result in high brokerage costs, which may lower the Fund’s actual return. Active trading also may increase the proportion of the Fund’s gains that are short-term capital gains, which are treated as ordinary income and taxed at a higher rate than long-term gains.

Valuation Risk.
The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Financial information related to securities of
non-U.S.
issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a
non-U.S.
security held by the Fund. When market quotations are not readily available for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Management Risk.
The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Fundamental Investment Restrictions
The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund’s outstanding shares:
 1. The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and

51	Invesco Bond Fund

regulations are amended from time to time or are interpreted from time to time by the Securities and Exchange Commission (the “SEC”) staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
 2. The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
 3. The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.
 4. The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
 5. The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
 6. The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.
 7. The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or
(ii) tax-exempt
obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

†
Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

52	Invesco Bond Fund

Trustees and Officers
The address of each trustee and officer is 11 Greenway Plaza, Houston, Texas 77046-1173. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During At Least The Past 5 Years
Interested Trustees

Jeffrey H. Kupor 1 – 1968 Trustee	2024
Senior Managing Director, Company Secretary and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			149	None

Douglas Sharp 1 – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman, Invesco UK Limited; and Director, Chairman and Chief Executive, Invesco Fund Managers Limited	149	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Bond Fund

Trustees and Officers–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; and Vice President and Key Account Manager, Liberty Funds Distributor, Inc.	149
Director, Board of Directors of Caron Engineering Inc. Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit);
President and Director of Grahamtastic Connection
(non-profit);
and Trustee of certain Oppenheimer Funds

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	149	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads);;Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	149
Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Investment Company Institute (professional organization); and Independent Directors Council (professional organization) Formerly: Textainer Global Holdings (holding company)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Board Member of the regional board, First Financial Bank Texas; Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	149	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Board Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; and Associate at Ropes & Gray LLP
			149
Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	149	Member and Chairman of the Bentley University Business School Advisory Council Formerly: Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	149	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Edward Perkin – 1972 Trustee	2025	Former: Chief Investment Officer, Equity, Eaton Vance	149	None

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations; Managing Partner, Radiate Capital (private equity sponsor) Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	149	None

T-2	Invesco Bond Fund

Trustees and Officers–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	149	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.
Correspondence information

T-3	Invesco Bond Fund

Trustees and Officers–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Investments & Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC; Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.; Director, Chief Executive Officer and President, Invesco Corporate Class Inc.; Director, Invesco Investment Services, Inc.; and President, Invesco Global Direct Real Estate GP Ltd., Invesco, Inc., Invesco IP Holdings (Canada) Ltd., Invesco Global Direct Real Estate Feeder GP Ltd. and Invesco Financial Services Ltd.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC and Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco QQQ Trust, Series 1; Secretary and Senior Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; Secretary and Senior Vice President, Trinity Investment Management Corporation; Manager, Invesco Specialized Products, LLC and Invesco Capital Management LLC; Manager, Tremont Group Holdings, LLC; Director, Tremont (Bermuda) Limited; Assistant Secretary, W.L. Ross & Co., LLC; Assistant Secretary, Invesco Private Capital, Inc.; and Assistant General Counsel and Assistant Secretary, Invesco Senior Secured Management, Inc.

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc.; Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Assistant Vice President, Invesco Funds
			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco QQQ Trust, Series 1.

Formerly: Director, Invesco Trust Company; Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A

James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.
			N/A	N/A

T-4	Invesco Bond Fund

Trustees and Officers– (continued)
Office of the Fund 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Transfer Agent Computershare Trust Company, N.A 250 Royall Street Canton, MA 02021

T-5	Invesco Bond Fund

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Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form
N-PORT
filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/
corporate/about-us/esg.
The information is also available on the SEC website,sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-02090	VK-CE-BOND-AR-1

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended February 28, 2026.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee: Anthony J. LaCava, Jr. and James Liddy. Each of these audit committee financial experts is “independent” within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2026	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025
Audit Fees	$43,136	$42,290
Audit-Related Fees(1)	$490	$0
Tax Fees(2)	$14,719	$14,933
All Other Fees	$0	$0

Total Fees	$58,345	$57,223

(1)	Audit-Related Fees for the fiscal year ended 2026 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended 2026 and 2025 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2026 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,195,000	$1,141,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,195,000	$1,141,000

(1)	Audit-Related Fees for the fiscal years ended 2026 and 2025 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,726,000 for the fiscal year ended February 28, 2026 and $6,489,000 for the fiscal year ended February 28, 2025. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,935,719 for the fiscal year ended February 28, 2026 and $7,644,933 for the fiscal year ended February 28, 2025.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Anthony LaCava, Jr., Cynthia Hostetler, Eli Jones, James Liddy, Teresa Ressel and Daniel Vandivort.

(b) Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective March 2026

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Scope of Policy	3

II.	Global Proxy Voting Operational Procedures	3
	A. Oversight and Governance	3
	B. The Proxy Voting Process	4
	C. Proxy Voting Administration	4
	D. Retention and Oversight of Proxy Service Providers	5
	E. Disclosures and Recordkeeping	6
	F. Market and Operational Limitations	7
	G. Securities Lending	7
	H. Conflicts of Interest	8
	I. Voting of Affiliated Holdings and Funds of Funds	9
	J. Review of Policy	9

III.	Our Good Governance Principles	9
	A. Transparency	10
	B. Accountability	11
	C. Board Composition and Effectiveness	13
	D. Capitalization	15
	E. Environmental and Social Issues	16
	F. Executive Compensation and Performance Alignment	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients. The policy generally applies where Invesco invests and manages investments on behalf of its clients and has been delegated proxy voting authority.
A.
Our Approach to Proxy Voting
Proxy voting is an integral aspect of the investment management services Invesco provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive long-term shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Scope of Policy
Invesco’s investment teams vote proxies on behalf of Invesco funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A. Additionally, eligible exchange-traded funds may participate in Invesco’s Proxy Voting Choice Program Pilot. Eligible funds are listed in Exhibit B.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Global Corporate Governance & Advisory team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
The Global Corporate Governance & Advisory team and the Global Invesco Proxy Advisory Committee (“Global IPAC”) provides oversight of the proxy voting process. For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, Investment Stewardship and Government Affairs departments may also participate in Global IPAC meetings. The Global Head of Corporate Governance & Advisory chairs the committee. The Global IPAC provides a forum for investment teams to:
●
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
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assist Invesco in meeting regulatory obligations;
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review votes not aligned with our good governance principles; and
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consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Global Corporate Governance & Advisory team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
When making voting decisions, Invesco’s investment teams may take a wide array of factors into consideration and may utilize information from various sources, including, but not limited to, company filings, company site visits, management engagements, industry trade groups, third-party research, internal proprietary research and Invesco’s internal Good Governance Principles set out in Section III of this policy.
Our Global Voting Policy and Good Governance Principles apply to all relevant asset classes, however, there may be different approaches to voting for certain asset classes. For example, voting decisions with respect to investments in fixed income securities and privately held securities will generally be made by the relevant investment teams based on their evaluation of the specific transactions or matters under consideration. In the event this Policy or Invesco’s Good Governance Principles do not provide a vote recommendation, and an investment team does not make a voting decision, Invesco will vote the proxy item consistent with the recommendation of the issuer.
Invesco’s investment teams are supported by a centralized investment stewardship function, including the Global Corporate Governance & Advisory team which evaluates proxy proposals. For certain investment teams of actively-managed products, the Global Corporate Governance & Advisory team evaluates proxy ballot items, analyzes proxy proposals to facilitate decision-making by the investment teams, and casts votes in accordance with the investment team’s instructions. For certain passively-managed investment strategies that seek to track an index, the Global Corporate Governance & Advisory team may evaluate and execute votes on proposals that meet pre-defined criteria, including materiality thresholds. This team may utilize information from various sources, including but not limited to company filings, management engagements, industry trade groups, third-party research, internal proprietary research and the Good Governance Principles in Section III of this Policy. Investment teams retain discretion to vote proxies independently of, or consistent with, this Policy, the Good Governance Principles and any recommendations from the Global Corporate Governance & Advisory team. There may also be instances where different investment teams reach different positions on voting issues for the same proxy.
C.
Proxy Voting Administration
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Global Corporate Governance & Advisory team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Global Corporate Governance & Advisory team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems are designed to facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. To efficiently execute proxy voting for clients’ holdings, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
D.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services. To the extent Proxy Service Providers consider non-financial factors in their proxy research and recommendations, Invesco may take that into account when evaluating their proxy research and recommendations.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to investment teams to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Global Corporate Governance & Advisory team periodically monitors for these research alerts issued by Proxy Service Providers with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco reviews the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm that their related controls were in place and to provide reasonable assurance that the related controls operated effectively.
E.
Disclosures and Recordkeeping
This Policy is maintained by the Global Corporate Governance and Advisory team and accessible on the Invesco website. Records of votes cast by Invesco on behalf of clients are retained electronically for at least seven (7) years unless otherwise required by local or regional requirements by Invesco’s Technology Department and by our Proxy Service Provider. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
●
In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30 for each U.S. registered fund. In addition, Invesco, as an institutional investment manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31 of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
●
To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
●
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
●
In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
●
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
●
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.

●
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
F.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
●
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
●
Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
●
Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
●
Invesco held shares on the record date but sold them prior to the meeting date.
●
Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
●
Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
G.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where Invesco fund shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to recall all securities on loan systematically in a timely manner on a best efforts basis for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
H.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Global Corporate Governance & Advisory team. These criteria are monitored and updated periodically by the Global Corporate Governance & Advisory team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote of the Sub-committee.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issue.

I.
Voting of Affiliated Holdings and Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, securities issued by an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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When required by law or regulation, securities issued by an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Securities issued by non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote in line with the firm level conflicts of interest process described above.
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Where client accounts are invested directly in securities issued by Invesco affiliates and Invesco has proxy voting authority, securities will be voted in the same proportion as the votes of external shareholders of the underlying securities. If proportional voting is not possible, the securities will be voted in line with a Proxy Service Provider’s recommendation.
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Where Invesco invests in its own products (either as seed capital or otherwise), securities will be voted in line with recommendations of the issuer’s management or board.
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Unless it decides to solicit investor instructions, Invesco shall not vote the securities of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
J.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure that this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global Corporate Governance & Advisory team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.

Related-party transactions: Invesco will generally consider the following factors when evaluating related party transactions, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for anti-takeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights:

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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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We may support management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting), if companies fulfill their responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. In particular, Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is not disclosed or below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
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We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
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Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will generally evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for anti-takeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
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We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
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whether we consider the adoption of such proposal would promote long-term shareholder value;
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the materiality of the issue(s) being raised;
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whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
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the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal.
Additionally, Invesco may consider the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal; the intentions of the proponent(s) and how they impact the company’s long-term economic success; if the proposal requests greater transparency or disclosure to make an informed assessment; and whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.

F.
Executive Compensation and Performance Alignment
Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally support proposals requiring submission of severance agreements for certain senior executives for shareholder ratification.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

Exhibit B
The Invesco Proxy Voting Choice Program (the “Proxy Voting Choice”) is available to certain eligible clients and shareholders and provides the ability to choose from a menu of distinct voting policy options that support different voting objectives. As implemented through Invesco’s internal Proxy Voting Choice procedures, clients or shareholders that participate in Proxy Voting Choice have the option of selecting a voting policy option which directs how their proportionate shares of the eligible product are voted at corporate shareholder meetings. Invesco Proxy Voting Choice aims to facilitate greater alignment of proxy voting with eligible client/shareholder interests with respect to the products specified below.
The Proxy Voting Choice pilot program is available to shareholders of the following products:
●
Invesco S&P 100 Equal Weight ETF

Proxy Voting Guidelines
for
Invesco Asset Management (Japan) Limited

Invesco Japan Proxy Voting Guideline
Invesco Japan (hereinafter “we” or “our) votes proxies to maximize the interests of our clients (investors) and beneficiaries in the long term, acknowledging the importance of corporate governance based on fiduciary duties to our clients (investors) and beneficiaries. We do not vote proxies for the interests of ourselves and any third party other than clients (investors) and beneficiaries. The interests of clients (investors) and beneficiaries are to expand the corporate value or the shareholders’ economic interests or prevent damage thereto. Proxy voting is an integral part of our stewardship activities, and we make voting decisions considering whether the proposal would contribute to corporate value expansion and sustainable growth.
To vote proxies adequately, we have established the Responsible Investment Committee and developed the Proxy Voting Guideline to govern the decision-making process of proxy voting. While we may seek advice from an external service provider based on our own guidelines, our investment professionals make voting decisions in principle, based on the proxy voting guideline, taking into account whether they contribute to increasing the subject company’s shareholder value.
Responsible proxy voting and constructive dialogue with investee companies are important components of stewardship activities. While the Proxy Voting Guideline are principles for our voting decisions, depending on the proposals, we may make an exception if we conclude that such a decision is in the best interests of clients (investors) and beneficiaries after having constructive dialogue with the investee companies. In such a case, approval of the Responsible Investment Committee shall be obtained.
The Responsible Investment Committee consists of members including Chief Investment Officer, as the chair, Head of Compliance, Head of ESG, investment professionals nominated by the chair and the other members, including persons in charge at the Client Reporting department.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from them.
Proxy Voting Guidelines
1. Appropriations of Retained Earnings and Dividends
We decide how to vote on proposals seeking approval for appropriations of retained earnings and dividends, taking into account the subject company’s financial conditions and business performance, shareholders’ economic interests and so on.
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Taking into account the company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the proposals unless reasonable explanations are given by the company.
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With respect to the company where the Board of Directors determines appropriations of retained earnings, taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the reappointment of board directors unless reasonable explanations are given by the company.
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Taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting for shareholder proposals increasing shareholder returns.

2. Appointment of Board Directors
We decide how to vote on proposals concerning the appointment of board directors, taking into account their independence, competence, anti-social activity records (if any), and so on. Furthermore, we decide how to vote on the reappointment of board directors, taking into account their corporate governance practices, accountability during their tenures, the company’s business performance and anti-social records (if any), and so on in addition to the above factors.
Board directors should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
Independent outside directors are expected to play a significant role, such as safeguarding minority shareholders’ interests through action based on their insights to increase the company’s corporate value. It is desirable to enhance the board’s governance function with independent outside directors accounting for the board majority. However, given the challenge to secure competent candidates, we also recognize that it is difficult for all the companies, irrespective of their size, to deploy the independent outside directors’ majority on the Board.
Sufficient disclosure is a prerequisite for reflecting the assessment of independence and suitability of director candidates and board composition in voting decisions. Currently, there are cases where sufficient information cannot be obtained due to insufficient disclosure on a board chair, each committee’s function and committee chairs in Notice of Annual General Meeting (AGM) and a corporate governance report, as well as untimeliness of these issuances. We generally make decisions based on Notice of AGM, a corporate governance report and an annual securities report disclosed by the time of voting. However, this shall not apply if we obtain such information from direct engagement with the company or find relevant disclosure elsewhere.
(1)
Independence
We generally vote for the appointment of outside directors. However, we generally vote against if a candidate is not regarded as independent of the subject company. It is desirable that the company discloses information, such as numerical data, which supports our decision on board independence.
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We view the following outside director candidates are not independent enough.
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Candidates who have been working for the following companies for the last ten years or are those people’s relatives.
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The subject company
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Its subsidiary
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Its parent company
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Candidates who have been working for the following companies for the last five years or are those people’s relatives.
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Shareholders who own more than 10% of the subject company
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Principal loan lenders
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Principal securities brokers
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Major business partners
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Auditors
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Audit companies, consulting companies or any related service providers which have any consulting contracts with the subject company
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Any other counterparts which have any interests in the subject company

In cases other than above, we separately scrutinize the independence of candidates who are regarded as not independent enough.
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We take extra care when we assess the independence of candidates from a company which is regarded as a policy shareholder under cross shareholding, mutually sends outside directors to each other, and so on, as such cases potentially raise doubts about their independence. The company should give reasonable explanations. It is also desirable that the company contrives the timing and method of disclosure to allow investors to understand those relationships enough.
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We judge board independence according to the stock exchange’s independence criteria with emphasizing independence ensured practically. We consider each company’s business environment and make the best effort to engage with the subject company to determine the independence of the candidates.
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We regard an outside director with a significantly long tenure as non-independent and consider voting against the reappointment of such an outside director. We generally consider voting against the reappointment of outside directors whose tenures are longer than ten years.
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If the subject company is a company with Audit Committee, we judge the independence of outside director candidates who become audit committee board members using the same independence criteria for the appointment of statutory auditors in principle.
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We generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors of the subject company account for less than 1/3 of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
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In case the subject company has a parent company or controlling shareholders, we generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors account for less than half of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
(2)
Attendance rate and concurrent duties
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All members are expected to attend board and respective committee meetings in principle. A Company is generally obligated to facilitate all members to attend these meetings. We generally vote against the reappointment of board directors who attended less than 75% of board or respective committee meetings.
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We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
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We take extra care when we assess the capability of board directors who have many concurrent duties as a director or statutory auditor of listed companies, as such cases potentially raise doubts about their capacity given the importance of directors’ role and responsibilities. Accordingly, we consider voting against the appointment of board directors who perform five or more duties as a director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of directors who perform three or more duties.
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If a company nominates a board director with many concurrent duties, it should provide reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.

(3)
Company’s business performance
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We consider voting against the reappointment of board directors if the subject company made a loss for the three consecutive years during their tenures.
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We consider voting against the reappointment of board directors if we judge that the subject company’s business performance significantly lags the peers in the same industry during their tenures.
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We consider voting against top executives if, concerning capital efficiency including return on capital, effective business strategies achieving corporate value expansion and sustainable growth are not demonstrated, and appropriate disclosures and sufficient constructive dialogues are not conducted.
(4)
Company’s anti-social activities
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If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant effect on society during a board tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of top executives, board directors in charge of those cases and audit committee board members at a company with Audit Committee or three Committees, considering the impact on shareholder value.
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With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees. However, in case final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the reappointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
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With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of both the subsidiary or affiliate and the holding or parent company. However, we may vote on a case-by-case basis, depending on the importance of the disposition to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
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With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees.
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We consider voting against the reappointment of board directors if the subject company engages in window dressing or inadequate accounting practices during their tenures.
(5)
Activities against shareholder interest
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If a company raises capital through an excessively dilutive third-party allotment without a shareholders’ meeting’s approval, we consider voting against the reappointment of board directors, particularly top executives.
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If a company raises capital through a large-scale public offering without reasonable explanations, we consider voting against the reappointment of board directors, particularly top executives.
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If a company does not execute a shareholder proposal regarded as favorable for minority shareholders receiving the majority support from shareholders or does not make a similar company proposal at an AGM in the following year, we consider voting against the appointment of top executives.

(6)
Others
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If a company insufficiently discloses board director candidates’ information, we generally vote against such candidates.
3. Composition of Board of Directors
While each company’s board structure would differ depending on its size and so on, we believe that a company with three Committees (Nomination, Audit and Remuneration) is desirable to achieve better governance as a listed company. For a company with Board of Statutory Auditors (Kansayaku) or Audit Committee, it is also desirable to voluntarily deploy a Nomination Committee, a Remuneration Committee and other necessary committees. Besides, it is desirable that Board Chair is an independent outside director. We believe that a highly transparent board composition ensures management accountability and contributes to sustained enterprise value expansion. Finally, the disclosure of the third-party assessment on the Board of Directors is desirable.
To strengthen the Board of Directors’ monitoring function and increase its transparency and effectiveness, we believe it is important to ensure gender, nationality, career, and age diversity in principle. It is desirable that each company adopts a skills matrix that defines the diversity and expertise required to fulfill the Board’s responsibilities reflecting its situation and selects director candidates accordingly.
We are concerned about retired directors assuming consulting, advisory or other similar positions which could negatively impact transparency and decision making of the Board. If such positions exist, and retired directors assume them, it is desirable that the company discloses their existence, their expected roles and contributions and compensations for such posts.
(1)
Number of board members and change in board composition
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We decide how to vote on proposals concerning the number of board members and change in board composition, taking into account the impacts on the subject company and shareholders’ economic interests compared to the current situations.
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The number of board members should be optimized to make the right management decision at the right time. We may consider each company’s business situation and scale. However, we generally consider voting against the appointment of top executives and a nominating committee chair at a company three Committees if the number of board members is expected to exceed 20 without decreasing from the previous AGM, and reasonable explanations are not given.
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We generally vote against the appointment of top executives and a nomination committee chair at a company three Committees if a decrease in outside directors or an increase in internal directors significantly reduces the percentage of outside directors, which potentially causes governance problems.
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If there are two or more females on the Board, we consider voting against the appointment of top executives and a nomination committee chair at a company three Committees. However, this shall not apply if 20% or more of board members are females, or we confirm sufficient planning or special circumstances on increasing the number of female directors in engagements.
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We believe that board diversity is important and may set a higher target for a female board member ratio in the future. Similarly, we may set a racial and nationality diversity target, especially for companies with global business operations.
(2)
Procedures of board director appointment, scope of their responsibilities and so on
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We decide how to vote on proposals concerning change in board director appointment procedures, taking into account the rationales, and so on, compared to the current procedures.
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We generally vote against proposals reducing board directors’ responsibilities for financial damages on fiduciary duty breach.

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Board directors’ responsibilities include effective monitoring of top executives succession planning. The Nomination Committee at a company with three Committees or the arbitrary Nomination Committee created at a company with the other governance structures should provide effective monitoring of successor development and appointment with transparency. It is desirable that an independent outside director serves as Nomination Committee Chair. If we judge that the succession procedure significantly lacks transparency and rationality, we consider voting against the appointment of top executives.
4. Appointment of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the appointment of statutory auditors, taking into account their independence, competence and anti-social activities records (if any), and so on. We decide how to vote on the reappointment of statutory auditors, taking into account their corporate governance practices and accountability during their tenures, the company’s anti-social activity records, and so on in addition to the above factors.
Statutory auditors and audit committee board directors at a company with Audit committee or three Committees should have deep knowledge specialized in accounting, laws and regulations and should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
(1)
Independence
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We generally vote against the appointment of outside statutory auditors without independency.
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In general, a person who has no relationship with the subject company other than a statutory auditor appointment is regarded as independent.
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We regard that an outside statutory auditor with a significantly long tenure is not independent and generally vote against the reappointment of such an outside statutory auditor. We generally consider voting against the candidate whose tenure is longer than ten years.
(2)
Attendance rate and concurrent duties
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All statutory auditors are expected to attend board or board of statutory auditors meetings in principle. A companies is generally obligated to facilitate all statutory auditors to attend these meetings. We generally vote against the reappointment of statutory auditors who attended less than 75% of board or board of statutory auditors meetings.
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We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
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We take extra care when we assess the capability of statutory auditors who have many concurrent duties as an director or statutory auditor of listed companies, as such cases potentially rise doubts about their capacity, given the importance of statutory auditors’ role and responsibilities. Accordingly, we consider voting against the appointment of statutory auditors who perform five or more duties as a board director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of statutory auditors who perform three or more duties.
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If a company nominates a statutory auditor with many concurrent duties, it should give reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.
(3)
Accountability
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If there are material concerns about a published audit report or audit procedures, or insufficiencies of required disclosures, we vote against the reappointment of statutory auditors.

(4)
Company’s anti-social activities
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If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant impact on society during a statutory auditor’s tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of statutory auditors, considering the impact on shareholder value.
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With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the reappointment of statutory auditors. However, in case the final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the reappointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
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With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the reappointment of statutory auditors of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the reappointment of statutory auditors of both the subsidiary or affiliate and the holding or parent company. However, we may decide on a case-by-case basis, depending on the importance of the dispositions to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
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With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the reappointment of statutory auditors.
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We consider voting against the reappointment of statutory auditors if the subject company engages in window-dressing or inadequate accounting practices during their tenures.
5. Composition of Board of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the number of members or change in composition of the board of statutory auditors, taking into account the impact on the subject company and shareholders’ economic interests compared to the current situations.
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We consider an increase in statutory auditors favorably. However, in case of a decrease, we consider voting against the reappointment of top executives unless clear and reasonable explanations are given.
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We consider the same for audit committee board members for a company with Audit Committee.
6. Appointment of Accounting Auditors
We decide how to vote on proposals concerning the appointment and replacement of accounting auditors, taking into account their competence, audit fee levels, and so on.
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We generally vote against the reappointment of statutory auditors (Kansayaku) or audit committee board members at a company with Audit Committee or three Committees if we judge that a company reappoints an accounting auditor without replacing it despite the following accounting audit problems.
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It is determined that an accounting auditor provides an unfair opinion on the company’s financial conditions.
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In case there are concerns on financial statements, required disclosures are insufficient.
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In case an accounting auditor has a service contract other than accounting audit services with the subject company, it is regarded that such a contract creates a conflict of interest between them.
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Excessive audit fees are paid.
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It is regarded that an accounting auditor makes fraud or negligence.

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If it is regarded that an accounting auditor has issues in other company’s audits, in case a company appoints or reappoints the accounting auditor without replacing it, we take the impact on the company’s corporate value full consideration into voting decisions.
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We generally vote against proposals concerning accounting auditor replacement if it is regarded that a company changes an incumbent accounting auditor due to a dispute about accounting principles.
7. Compensation for Board Directors, Statutory Auditors (Kansayaku) and Employees
(1)
Board directors’ salaries and bonuses
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It is desirable to increase the proportion of stock incentive plans in board directors’ salaries and bonuses, on condition that a performance-based compensation structure is established, transparency, such as disclosures of a benchmark or formula laying the foundations for calculation, ensures accountability, and the impact on shareholders, such as dilution, are taken into considerations. The Remuneration Committee at a company with three Committees (Nomination, Audit and Remuneration) or the arbitrary Remuneration Committee preferably deployed at a company with the other governance structures should ensure the accountability of compensation schemes. It is desirable that an independent outside director serves as Remuneration Committee Chair.
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We consider voting against proposals seeking approval for salaries and bonuses in the following cases.
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Negative correlation between company’s financial performance and directors’ salaries and bonuses are observed.
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Inappropriate systems and practices are in place.
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The total amount of salaries and bonuses is not disclosed.
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Management failures, such as a significant share price decline or serious earnings deterioration, are apparent.
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The remuneration proposal includes people determined to be responsible for activities against shareholder interest.
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We generally vote for shareholder proposals requesting disclosure of individual directors’ salaries and bonuses.
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If a company implements any measures ensuring transparency other than disclosure, we take it into consideration.
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If there is no proposal seeking approval for directors’ salaries and bonuses, and the compensation structure lacks transparency, we consider voting against the appointment of top executives.
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We generally vote against bonuses for statutory auditors at a company with Board of Statutory Auditors and audit committee board members at a company with Audit Committee.
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We separately consider voting to audit committee board members at a company with three Committees.
(2)
Stock incentive plans
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We decide how to vote on proposals concerning stock incentive plans, including stock options and restricted stock units, taking into account the impact on shareholder value and rights, compensation levels, the scope, the rationales, and so on.
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We generally vote against proposals seeking to lower the strike price of stock options.
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We generally vote for proposals seeking to change the strike price on condition that shareholders’ approval is required every time.

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We generally vote against stock incentive plans if the terms and conditions for exercising options, including equity dilution, lack transparency. We generally consider voting against proposals potentially causing 10% or more equity dilution.
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It is desirable that stock incentive plans is a long-term incentive aligned with sustainable growth and corporate value expansion. As such, we generally vote against stock incentive plans allowing recipients to exercise all the rights within two years after vested for the subject fiscal year. However, this shall not apply to recipients who retire during the subject fiscal year. We assess the validity if a vesting period is regarded as too long.
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We generally vote against stock incentive plans granted to statutory auditors and audit committee board members at a company with Audit Committee.
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We separately consider stock incentive plans granted to audit committee board members, including both inside and outside directors, at a company with three Committees.
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We generally vote against stock incentive plans granted to any third parties other than employees.
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We generally vote against stock incentive plans in case a company is likely to adopt the plans as takeover defense.
(3)
Employee stock purchase plan
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We decide how to vote on proposals concerning employee stock purchase plans, taking into account the impact on shareholder value and rights, the scope and the rationales, and so on.
(4)
Retirement benefits for board directors
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We decide how to vote on proposals concerning grant of retirement benefits, taking into account the scope and scandals (if any) of recipients and business performance and scandals (if any) of the subject company, and so on.
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We generally vote for proposals granting retirement benefits if all the following criteria are satisfied.
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The granted amount is disclosed.
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Outside directors, statutory auditors and audit committee board members at a company with Audit Committees are excluded.
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Recipients do not cause any significant scandals during their tenures.
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The subject company does not make a loss for the three consecutive years, or its business performance is not determined to significantly lag behind the peers in the same industry.
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The company does not cause scandals that significantly impact society and damage, or are unlikely to damage, shareholder value during their tenures.
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The company does not engage in window-dressing or inadequate accounting practices during their tenures.
8. Cross-shareholdings
If a company holds shares for the sake of business relations (cross shareholdings), the company should explain the medium- to long-term business and financial strategies, including capital costs, and disclose proxy voting guidelines, voting results, and so on. If the company does not give reasonable explanations and engage in constructive dialogues, we consider voting against the appointment of top executives. It is important that the company does not hinder the sales/reduction of cross shareholdings when a policy shareholder intends. In addition, a company should formulate a policy for institutional investor engagements, considering its shareholder composition, and conduct business with an awareness of capital costs and stock prices.
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If a company's cross shareholdings account for 20% or more of its net assets, we generally consider voting against the appointment of top executives. However, this shall not apply if we confirm that the company makes a reduction, does sufficient planning or has industry-specific circumstances that should be taken into consideration in engagement.
9. Capital Policy
As a listed companies’ capital policy is likely to significantly impact shareholder value and interests, a company should implement a rational capital policy and explain capital policy guidelines to shareholders. We consider voting against proposals concerning capital policies that we judge damage shareholder value. If a company has a capital policy that is not part of proposals at an AGM but regarded to damage shareholder value, we consider voting against the reappointment of board directors.
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It is undesirable that a company intends to maintain or increase so-called “friendly” stable shareholders and infringes minority shareholders’ rights by the third-party allotment, treasury stocks transfer or company management holdings’ transfer to foundations affiliated with the company.
(1)
Change in authorized shares
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We decide how to vote on proposals seeking to increase authorized shares, taking into account the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
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We generally vote for proposals seeking to increase authorized shares if we judge that not increasing authorized shares is likely to lead to delisting or have a significant impact on a going concern.
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We generally vote against proposals seeking to increase authorized shares after an acquirer emerges.
(2)
New share issue
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We decide how to vote on new share issues, taking into account the rationales, the terms and conditions of issues, the impact of dilution on shareholder value and rights and the impact on the sustainability of stock market listing or a going concern, and so on.
(3)
Share repurchase and reissue
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We decide how to vote on proposals concerning share repurchase or reissue, taking into account the rationales, and so on.
(4)
Stock split
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We generally vote for proposals seeking a stock split.
(5)
Consolidation of shares (reverse stock split)
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We decide how to vote on proposals seeking consolidation of shares, taking into account the rationale, and so on.
(6)
Preferred shares
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We generally vote against proposals seeking to issue blank-cheque preferred shares or increase authorized shares without specifying voting rights, dividends, conversion and other rights.
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We generally vote for proposals seeking to issue preferred shares or increase authorized shares if voting rights, dividends, conversion and other rights are specified, and those rights are regarded as reasonable.
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We generally vote for proposals requiring approvals for preferred shares issues from shareholders.
(7)
Convertible bonds
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We decide how to vote on proposals seeking to issue convertible bonds, taking into account the number of new shares, the time to maturity, and so on.

(8) Corporate bonds and credit facilities
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We decide how to vote on proposals concerning a corporate bond issue or a credit facility expansion, taking into account the subject company’s financial conditions, and so on.
(9) Debt capitalization
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We decide how to vote on proposals seeking to change the number of authorized shares or issue shares for debt restructuring, taking into account the terms and conditions of the change or the issue, the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
(10) Capital reduction
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We decide how to vote on proposals concerning capital reduction, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
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We generally vote for proposals seeking capital reduction following standard accounting procedures.
(11) Financing plan
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We decide how to vote on proposals concerning a financing plan, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
(12) Capitalization of reserves
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We decide how to vote on proposals seeking capitalization of reserves, taking into account the rationales, and so on.
10. Amendment to Articles of Incorporation and Other Legal Documents
(1) Change in an accounting period
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We generally vote for proposals seeking to change an accounting period unless it is regarded as an aim to delay an AGM.
(2) Amendment to articles of incorporation
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We decide how to vote on proposals to amend an article of incorporation, taking into account the impact on shareholder value and rights, the necessity, the rationales, and so on.
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We generally vote for proposals seeking to amend an article of incorporation if it is required by law.
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We generally vote against proposals seeking to amend an article of incorporation if we judge that it is likely to infringe shareholder rights or damage shareholder value.
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We generally vote for transition to a company with three Committees.
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We decide how to vote on proposals seeking to relax or eliminate special resolution requirements, taking into account the rationale.
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We are concerned about retired directors assuming advisory, consulting, or other similar positions which could negatively impact on transparency and decision making of the Board of Directors. We generally vote against proposals seeking to create such a position.
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We generally vote for proposals seeking to authorize a company to hold virtual-only meetings, taking into account the impact on shareholder value and rights.
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We will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

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meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting,
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safeguard and clear and comprehensive description as to how and when shareholders submit and ask questions either in advance of or during the meeting,
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions, and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote on proposals during the time the polls are open.
(3) Change in a quorum for an annual general meeting (AGM)
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We decide how to vote on proposals concerning change in quorum for an AGM, taking into account the impact on shareholder value and rights, and so on.
11. Company Organization Change
(1) Change in a registered company name and address
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We decide how to vote on proposals seeking to change a registered company name, taking into account the impact on shareholder value, and so on.
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We generally vote for proposals seeking to change a registered address.
(2) Company reorganization
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We decide how to vote on proposals concerning the following company reorganization, taking into account their respective impacts on shareholder value and rights, the subject company’s financial conditions and business performance, and the sustainability of stock market listing or a going concern, and so on.
Mergers and acquisitions
Business transfers
Company split (spin-off)
Asset sale
Company sale
Liquidation
12. Proxy Fight
(1)
Proxy fight
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We decide how to vote on proposals concerning the appointment of directors with opposition candidates, taking into account their independence, competence, anti-social activity records (if any), corporate governance practices and accountability of the candidates and business performance and anti-social activity records (if any) of the subject company, the proxy fight background, and so on.
(2)
Proxy context defense
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Classified board
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We generally vote against proposals seeking to introduce a classified board.
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We generally vote for proposals seeking to set a director's term of one year.
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Shareholder rights to remove a director

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We generally vote against proposals seeking to tighten requirements for shareholders to remove a director.
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Cumulative voting
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We decide how to vote on proposals seeking to introduce cumulative voting for director appointments, taking into account the background, and so on.
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We decide how to vote on proposals seeking to terminate cumulative voting for director appointment, taking into account the background, and so on.
13. Takeover Defense
We believe that management and shareholder interest is not always aligned. As such, we generally vote against the creation, amendment and renewal of takeover defense measures that we judge decrease shareholder value or infringes shareholder rights. We generally vote against the reappointment of directors if takeover defense measures are not part of proposals at an AGM but are regarded to decrease shareholder value or infringes shareholder rights.
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Relaxing requirements to amend articles of incorporation and company policies
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We decide how to vote on proposals seeking to relax requirements to amend articles of incorporation or company policies, taking into account the impact on shareholder value and rights, and so on.
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Relaxing of requirements for merger approval
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We decide how to vote on proposals seeking to relaxing requirements for merger approval, taking into account the impact on shareholder value and rights, and so on.
14. Environment, Social and Governance (ESG)
We support the United Nations Principles for Responsible Investment (UN PRI) and acknowledge that company’s ESG practices are an important factor in investment decision making. Thus, we consider voting against the reappointment of top executives and directors in charge if we judge that there is an issue that could significantly damage corporate value. We consider voting for proposals related to ESG materiality, including climate change or diversity, if we judge that such proposals contribute to preventing from damaging or expanding corporate value. If not, we consider voting against such proposals.
15. Disclosure
Disclosure and constructive dialogues based thereon are important in proxy voting and investment decision making. Furthermore, proactive disclosure and effective engagement are desirable as demand for ESG disclosure, including climate change, has been increasing, and the disclosure frameworks have been rapidly progressing.
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We generally vote against proposals that lack sufficient disclosure to make proxy voting decisions.
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We generally vote for proposals seeking to enhance disclosures if such information is beneficial to shareholders.
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If a company’s financial and non-financial disclosures is significantly poor, and if the level of investor relations activities by management or people in charge is significantly low, we consider voting against the reappointment of top executives and directors in charge.
16. Conflict of Interest
We abstain from voting proxies of the following companies that are likely to have a conflict of interest. We also abstain from voting proxies with respect to the following investment trusts that are managed by us or Invesco group companies, as a conflict of interest may rise.
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Companies and investment trusts that we abstain from voting proxies:

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Invesco Ltd.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of the Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from the Investment and Sales departments.
Proxy voting and stewardship activities are reported to the Responsible Investment Committee. The Responsible Investment Committee approves them. Besides, the Compliance department reviews whether conflicts of interest are properly managed in proxy voting and then reports the results to the Conflict of Interest Oversight Committee. Furthermore, the results are reported to the Executive Committee in Tokyo and the Invesco Proxy Advisory Committee.
17. Shareholder Proposals
We vote on a case-by-case basis on shareholder proposals while we follow the Proxy Voting Guidelines in principle.
DISCLAIMER: The English version is a translation of the original in Japanese for information purposes only. In case of a discrepancy, the Japanese original will prevail. You can download the Japanese version from our website: http://www.invesco.co.jp/footer/proxy.html.
2092318-JP

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of February 28, 2026, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
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Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.
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Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.
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Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.
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Todd Schomberg, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2016.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 28, 2026 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Bond Fund
	Matthew Brill	None
	Chuck Burge	None
	Michael Hyman	None
	Todd Schomberg	$10,001 – $50,000

Assets Managed
The following information is as of February 28, 2026 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Bond Fund
Matthew Brill	8	$16,932.9	26	$33,329.8	26[1]	$19,013.4[1]
Chuck Burge	10	$29,128.5	12	$36,068.8	7[1]	$2,689.8[1]
Michael Hyman	8	$16,932.9	25	$33,097.5	8[1]	$2,932.6[1]
Todd Schomberg	8	$16,932.9	26	$33,329.8	26[1]	$19,050.0[1]

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
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The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
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The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
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The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
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In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance, revenues, enterprise expectations and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance and revenues) and non-quantitative factors (which may include, but are not limited to, enterprise expectations, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[2]
Invesco[3]	One-, Three- and Five-year performance against Fund peer group or Market Index
Invesco Canada[3]
Invesco Management S.A.[3]
Invesco Hong Kong[3]
Invesco Asset Management[3]
Invesco Listed Real Assets Division[3]

Invesco Senior Secured[3,4]
Invesco Capital[3,5]	Not applicable

Invesco Japan	One-, Three- and Five-year performance

2 Rolling time periods are measured from October 1st to September 30th .
3 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
4 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
5 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of Fund Deferral (LTF) and Equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant’s PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant’s PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Bond Fund

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date:	May 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date:	May 7, 2026

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Principal Financial Officer

Date:	May 7, 2026